EXECUTION COPY 1751219677 23728593 THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT This THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT dated as of August 11, 2025 (this “Amendment”), is entered into by and among COLUMBUS MCKINNON FINCO, LLC, as Borrower (“Borrower”), COLUMBUS MCKINNON CORPORATION, as Master Servicer (“Master Servicer”) and Performance Guarantor (“Performance Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as the Lender and as the Administrative Agent (in such capacity, “Administrative Agent”). RECITALS A. The parties hereto are parties to that certain Credit and Security Agreement, dated June 20, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). B. In connection with this Amendment and concurrently herewith, Wells and the Borrower are entering into that certain Amended and Restated Lenders’ Fee Letter, dated as of the date hereof (the “A&R Fee Letter”). C. The parties hereto wish to amend the Credit Agreement as hereinafter set forth. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement, as amended by this Amendment. 2. Amendments to Credit Agreement. The Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended by adding the text marked with double-underlining and deleting the struck through text, in each case, as set forth in Exhibit A attached hereto. 3. Representations and Warranties. Each of Borrower and Master Servicer hereby represents and warrants to Administrative Agent and the Lender as of the date hereof as follows: (a) Representations and Warranties. The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects immediately before and after giving effect to this Amendment as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date. (b) Enforceability. This Amendment has been duly executed and delivered by Borrower and Master Servicer and the execution and delivery by Borrower and Master Servicer of this Amendment, and the performance by Borrower and Master Servicer of this Amendment and the Credit Agreement, as amended hereby (the “Amended Agreement”), are within the corporate or limited liability company powers of Borrower and Master Servicer

1751219677 23728593 2 and have been duly authorized by all necessary corporate or company action on the part of Borrower and Master Servicer. This Amendment and the Amended Agreement are valid and legally binding obligations of Borrower and Master Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. No authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment and the execution, delivery and performance by Borrower and Master Servicer of this Amendment does not contravene, violate or breach (i) its organizational documents or (ii) any applicable Law. (c) No Amortization Event or Termination Event. No event has occurred and is continuing, or would result from the delivery, execution or performance of this Amendment, that will constitute an Amortization Event, a Termination Event, an Unmatured Termination Event or a Potential Amortization Event. 4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect; and each of Borrower and Master Servicer confirms and reaffirms its obligations under the Amended Agreement and the other Transaction Documents. After this Amendment becomes effective, all references in the Credit Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or otherwise referring to the Credit Agreement shall be deemed to be references to the Amended Agreement. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. 5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”), provided that Administrative Agent shall have received no later than the Effective Date: (a) counterparts of this Amendment (whether by facsimile, email transmission or otherwise) executed by the parties hereto; (b) counterparts of the A&R Fee Letter (whether by facsimile, email transmission or otherwise) executed by the parties thereto; (c) a certificate of a Responsible Officer of each of the Borrower, the Master Servicer and the Performance Guarantor (each a “Financing Party”) that includes (i) certified copies of charter documents of each Financing Party and each amendment thereto, if any, (ii) resolutions of the governing authority of each Financing Party authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and each other Transaction Document executed in connection herewith to which such Financing Party is a party, (iii) a statement that such resolutions as described in clause (ii) above have not been amended, modified, revoked or rescinded as of the date of such certificate, (iv) a certification of the names and the signatures of each Financing Party’s officer or officers or directors authorized to sign this Amendment and each other Transaction Document to which such Financing Party is a party, and (iv) copies of certificates of good standing (or similar certificate) from each Financing Party’s jurisdiction of organization evidencing the good

1751219677 23728593 3 standing (or similar corporate standing) of each Financing Party, in each case, dated as of a recent date; (d) opinions of legal counsel to Borrower, Master Servicer and Performance Guarantor, including legal opinions as to general corporate matters, enforceability and no conflicts with law or material agreements, in each case in form and substance satisfactory to the Administrative Agent; and (e) payment, in full, of the Upfront Fee (as defined in the A&R Fee Letter). 6. Counterparts; Electronic Signatures; Severability; Section References. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article”, “Section”, “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Amendment. The words “execute”, “execution”, “signed”, “signature”, “delivery” and words of like import in or related to this Amendment or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature from any party hereto, Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of Administrative Agent

1751219677 23728593 4 or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among Administrative Agent, the Lenders and any of the Columbus Parties, electronic images of this Amendment (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages hereto. 7. Transaction Document. This Amendment is a Transaction Document and all references to a “Transaction Document” in the Credit Agreement and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Transaction Documents) shall be deemed to include this Amendment. 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO). 9. Consent to Jurisdiction; Waiver of Jury Trial. Sections 12.8 and 12.9 of the Credit Agreement are hereby incorporated, mutatis mutandis, as if fully set forth herein. 10. Ratification of Performance Undertaking. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms. [signature pages begin on next page]

1751219677 23728593 Exhibit A [Attached.]

Exhibit A to SecondThird Amendment, dated October 19August 11, 20232025 CREDIT AND SECURITY AGREEMENT DATED AS OF JUNE 20, 2023 AMONG COLUMBUS MCKINNON FINCO, LLC, AS BORROWER, COLUMBUS MCKINNON CORPORATION, AS THE MASTER SERVICER, THE LENDERS FROM TIME TO TIME PARTY HERETO, AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT Credit and Security Agreement 1751219676 23728593

TABLE OF CONTENTS Page -i- Credit and Security Agreement 1751219676 23728593 ARTICLE I. THE FACILITY 1 Section 1.1 The Commitments 1 Section 1.2 Requesting Incremental Advances. 1 Section 1.3 Reductions. 2 Section 1.4 Payment Requirements 3 Section 1.5 Deemed Collections 3 Section 1.6 Interest. 4 Section 1.7 Changed Circumstances 4 Section 1.8 Defaulting Lenders. 10 Section 1.9 Designated Funding Offices 11 Section 1.10 Increase in Facility Limit 11 ARTICLE II. PAYMENTS AND COLLECTIONS 1112 Section 2.1 Collections during the Revolving Period. 1112 Section 2.2 Collections During the Liquidation Period. 1213 Section 2.3 Payment Rescission 13 ARTICLE III. REPRESENTATIONS AND WARRANTIES 1314 Section 3.1 Representations and Warranties of Borrower 1314 Section 3.2 Representations and Warranties of the Master Servicer 18 ARTICLE IV. CONDITIONS OF CLOSING AND ADVANCES 2223 Section 4.1 Conditions Precedent to Closing 2223 Section 4.2 Conditions Precedent to Initial Incremental Advance 2223 Section 4.3 Conditions Precedent to All Advances 2223 ARTICLE V. COVENANTS 2324 Section 5.1 Affirmative Covenants of Loan Parties 2324 Section 5.2 Negative Covenants of Loan Parties 2930 ARTICLE VI. ADMINISTRATION AND COLLECTION 3132 Section 6.1 Designation of the Master Servicer. 3132 Section 6.2 Duties of the Master Servicer. 33 Section 6.3 Collection Accounts 3435 Section 6.4 Notice of Exclusive Control 3435 Section 6.5 Responsibilities under Contracts 35 Section 6.6 Reports. 3536 Section 6.7 Servicing Fees 3536 ARTICLE VII. AMORTIZATION EVENTS 36 Section 7.1 Amortization Events 36 Section 7.2 Remedies 39

TABLE OF CONTENTS (continued) Page -ii- Credit and Security Agreement 1751219676 23728593 ARTICLE VIII. INDEMNIFICATION 3940 Section 8.1 Indemnities by Borrower. 3940 Section 8.2 Indemnities by the Master Servicer. 4142 Section 8.3 Increased Cost and Reduced Return 4344 Section 8.4 Other Costs and Expenses 4445 Section 8.5 Taxes. 45 ARTICLE IX. THE ADMINISTRATIVE AGENT 4748 Section 9.1 Appointment. 4748 Section 9.2 Delegation of Duties 4748 Section 9.3 Exculpatory Provisions 4748 Section 9.4 Reliance by the Administrative Agent and the Lenders. 4849 Section 9.5 Notice of Amortization Events 4849 Section 9.6 Non-Reliance on the Administrative Agent or Other Lender 4849 Section 9.7 Indemnification of the Administrative Agent 4950 Section 9.8 Administrative Agent in Its Individual Capacity 4950 Section 9.9 Successor Administrative Agent. 4950 Section 9.10 UCC Filings 5051 ARTICLE X. ASSIGNMENTS; PARTICIPATIONS 51 Section 10.1 Assignments and Transfer of Commitments 51 Section 10.2 The Register 5152 Section 10.3 Certain Representations and Warranties; Limitations; Covenants 52 Section 10.4 No Assignment to Borrower 53 Section 10.5 No Assignment to Natural Persons 53 Section 10.6 Participations 53 Section 10.7 Pledge by Lenders 54 ARTICLE XI. GRANT OF SECURITY INTEREST 5455 Section 11.1 Grant of Security Interest 5455 ARTICLE XII. MISCELLANEOUS 5455 Section 12.1 Waivers and Amendments. 5455 Section 12.2 Notices 5556 Section 12.3 Setoff; Ratable Payments. 5556 Section 12.4 Intended Tax Characterization 5657 Section 12.5 Protection of Ownership and Security Interests. 5657 Section 12.6 Confidentiality. 57 Section 12.7 CHOICE OF LAW 58 Section 12.8 CONSENT TO JURISDICTION 5859

TABLE OF CONTENTS (continued) Page -iii- Credit and Security Agreement 1751219676 23728593 Section 12.9 WAIVER OF JURY TRIAL 5859 Section 12.10 Integration; Binding Effect; Survival of Terms. 5859 Section 12.11 Counterparts; Electronic Signatures; Severability; Section References 59 Section 12.12 Mutual Negotiations 60 Section 12.13 Bankruptcy Petition 60 Section 12.14 USA PATRIOT Act; Anti-Money Laundering Laws 6061 Section 12.15 Erroneous Payments 6061

EXHIBITS AND SCHEDULES Exhibit I Definitions Exhibit II-A Form of Borrowing Notice Exhibit II-B Form of Reduction Notice Exhibit III Borrower’s Chief Executive Office, Principal Place of Business, Records Locations, Federal Taxpayer ID Number and Organizational ID Number Exhibit IV-A Borrower Lock-Boxes; Collection Accounts and Collection Account Banks Exhibit IV-B Originator Lock-Boxes; Originator Accounts and Originator Account Banks Exhibit V Form of Compliance Certificate Exhibit VI Form of Assignment Agreement Exhibit VII Credit and Collection Policy Exhibit VIII-A Form of Monthly Report Exhibit VIII-B Form of Weekly Report Schedule 12.2 Addresses for Notices Schedule A Commitments Schedule B Closing Documents Schedule C Excluded Obligors i Credit and Security Agreement 1751219676 23728593

CREDIT AND SECURITY AGREEMENT THIS CREDIT AND SECURITY AGREEMENT, dated as of June 20, 2023, is entered into by and among: (a) Columbus McKinnon FinCo, LLC, a Delaware limited liability company (the “Borrower”), (b) Columbus McKinnon Corporation, a New York corporation (“Columbus”), as initial Master Servicer, (c) Wells Fargo Bank, National Association (“Wells” or a “Lender”), and (d) Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto. PRELIMINARY STATEMENTS Borrower desires to obtain secured Advances from the Lenders from time to time. On the terms and subject to the conditions hereinafter set forth, each of the Lenders severally agrees to make its Percentage of each of the requested Advances from time to time. Wells Fargo Bank, National Association has been requested and is willing to act as Administrative Agent on behalf of the Lenders in accordance with the terms hereof. ARTICLE I. THE FACILITY Section 1.1 The Commitments. On the terms and subject to the conditions set forth in this Agreement, including, without limitation, the conditions set forth in Article IV: (a) from time to time during the Revolving Period, Borrower may request Advances in accordance with Section 1.2, and (b) each of the Lenders, severally and not jointly, agrees to make a Loan in the Principal amount equal to its Percentage of the requested Incremental Advance on the applicable Borrowing Date; provided that (i) the aggregate Principal of any Lender’s Loans at any one time outstanding may not exceed the lesser of (A) the amount of such Lender’s Commitment hereunder, and (B) such Lender’s Percentage of the Borrowing Base, and (ii) in no event may the Aggregate Principal of all Incremental Advances outstanding hereunder exceed the lesser of (A) the Facility Limit, and (B) the Borrowing Base. Each Lender’s several Commitment shall automatically terminate on the Facility Termination Date. Section 1.2 Requesting Incremental Advances. (a) If, on any Business Day during the Revolving Period, there is Borrowing Availability, Borrower may request an Incremental Advance by delivering to each Lender a written notice in the form set forth as Exhibit II-A hereto (each, a “Borrowing Notice”) not later than 11:00 a.m. Credit and Security Agreement 1751219676 23728593

Credit and Security Agreement 1751219676 23728593 2 (New York City time) on the proposed Borrowing Date of such Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR. Borrower shall also simultaneously cause the aggregate Principal amount of such Incremental Advance to be entered on-line in Wells’ electronic “C.E.O.” portal. Unless the aggregate Principal amount of such Incremental Advance is also entered on-line in Wells’ electronic “C.E.O.” portal, the requested Incremental Advance shall be subject to and, unless the Administrative Agent elects otherwise in the exercise of its sole discretion, shall not be funded until satisfactory completion of the Administrative Agent’s authentication process. The initial Incremental Advance shall be subject to Sections 4.1 and 4.2 hereof, and all Advances (including the initial Incremental Advance and each Release) shall be subject to Section 4.3 hereof. Each Borrowing Notice shall (i) be prepared based on the numbers set forth in the most recent Settlement Report, (ii) be irrevocable, (iii) specify the requested aggregate Principal (which shall be not less than $500,000 or a larger integral multiple of $100,000), and (iv) specify the applicable Borrowing Date (which shall be a Business Day). On the Borrowing Date of each Incremental Advance, upon satisfaction of the applicable conditions precedent set forth in Article IV, each Lender shall promptly (and in any event not later than 1:00 p.m. (New York City time) on such Borrowing Date) initiate a wire transfer to the Administrative Agent’s Account, in immediately available funds, in an amount equal to its Percentage of the Principal of the Incremental Advance requested, and the Administrative Agent shall wire transfer the proceeds of each Lender’s Loan to the Facility Account promptly upon its receipt thereof (and in any event not later than 4:00 p.m. (New York City time) on such Borrowing Date to the extent such funds were timely received by the Administrative Agent). Borrower shall not request more than two (2) Incremental Advances in any calendar week. (b) The Administrative Agent may assume that each Lender has made or will make the proceeds of its Loan comprising an Incremental Advance available to the Administrative Agent unless the Administrative Agent shall have been notified by such Lender at least one (1) hour before the time on which the Administrative Agent actually funds the Incremental Advance to Borrower (whether using its own funds pursuant to this Section 1.2 or using proceeds deposited with the Administrative Agent by the Lenders and whether such funding occurs before or after the time on which the Lenders are required to deposit the proceeds of their Loans with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount of Principal. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the proposed Borrowing Date before the time on which the Lenders are required to deposit the proceeds of their Loan with the Administrative Agent, the Administrative Agent shall notify the Borrower and be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount, forthwith upon such demand from Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (A) the Federal Funds Rate during the first three (3) days after such interest shall begin to accrue and (B) the Interest Rate in respect of such Loan after the end of such three (3) day period. Section 1.3 Reductions. (a) If, on any Business Day, a Responsible Officer of Borrower or the Master Servicer has been notified in writing or otherwise obtains actual knowledge that an Overadvance exists, Borrower shall pay (or cause to be paid) to the Administrative Agent’s Account not later than two (2) Business Days thereafter, for prompt distribution to the Lenders in accordance with their Percentages,

Credit and Security Agreement 1751219676 23728593 3 an amount to be applied to reduce the Aggregate Principal, such that after giving effect to such payment, no Overadvance exists and is continuing. (b) If, on any Business Day, Borrower wishes to make a voluntary reduction in the Aggregate Principal outstanding, Borrower shall deliver to the Administrative Agent, for distribution to each Lender, an irrevocable written notice of such proposed reduction in the form set forth as Exhibit II-B hereto (each, a “Reduction Notice”) by 12:00 noon (New York City time) on the Business Day of the proposed reduction. Each Reduction Notice shall designate (i) the Business Day upon which any such reduction of Aggregate Principal shall occur (the “Proposed Reduction Date”), (ii) the amount of Aggregate Principal to be reduced, which shall not be less than $500,000 or larger integral multiple of $100,000 (the “Aggregate Reduction”), and (iii) each Lender’s Percentage of such Aggregate Reduction. On the applicable Proposed Reduction Date, Borrower shall pay to the Administrative Agent’s Account for prompt distribution to each Lender such Lender’s Percentage of such Aggregate Reduction. Only one (1) Reduction Notice shall be outstanding at any time and no more than onetwo (12) Reduction NoticeNotices shall be delivered in any calendar week. (c) Borrower may, upon at least five (5) Business Days’ irrevocable written notice to the Administrative Agent, for distribution to the Lenders, terminate in whole or permanently reduce in part, ratably amongst the Lenders in accordance with their respective Percentages, the unused portion of the Lenders’ several Commitments and the Facility Limit; provided that each partial reduction of the Facility Limit shall be in an aggregate amount of not less than $5,000,000 and no such partial reduction shall reduce the Facility Limit to an amount less than $40,000,000. (d) If, on any Business Day, during a Dominion Period the Administrative Agent receives a Settlement Report that demonstrates that an Overadvance exists, the Administrative Agent shall promptly remove from the Collection Account and pay to the Administrative Agent’s Account, for prompt distribution to the Lenders in accordance with their Percentages, the lesser of (x) the amount then on deposit in the Collection Accounts and (y) an amount to be applied to reduce the Aggregate Principal, such that after giving effect to such payment, no Overadvance exists and is continuing. Section 1.4 Payment Requirements. The Borrower or the Master Servicer, as the case may be, shall initiate a wire transfer to the Administrative Agent’s Account of amounts payable by it to the Administrative Agent or the Lenders no later than 2:00 p.m. (New York City time) on the Business Day when due in immediately available funds, and the Administrative Agent shall promptly forward to the Lenders their respective shares of the funds so received. All computations of Interest and per annum Fees under the Transaction Documents shall be made on the basis of a year consisting of three hundred sixty (360) days for the actual number of days elapsed (or, in the case of Interest calculated by reference to the Prime Rate, three hundred sixty-five (365) days or, in the case of a leap year, three hundred sixty-six (366) days). If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day. Section 1.5 Deemed Collections. Upon the occurrence of any Dilution, Borrower shall be deemed to have received a Deemed Collection in the amount specified in the definition of “Deemed Collection,” and the Outstanding Balance of the Receivable(s) affected thereby shall be immediately reduced by the amount of such Dilution. If, after giving effect to any Dilution (and the reduction of the Receivable(s) affected thereby) an Overadvance shall exist, not later than the Business Day thereafter, Borrower shall deliver to the Master Servicer immediately available funds in an amount equal to the lesser of (a) the sum of all Deemed Collections deemed received by Borrower in respect of such Dilution

Credit and Security Agreement 1751219676 23728593 4 and (b) the amount necessary to eliminate such Overadvance, and in each case, the Master Servicer shall remit the same in accordance with Article II. Section 1.6 Interest. (a) The Aggregate Principal shall accrue Interest for each day at a rate per annum equal to the applicable Interest Rate. (b) On or before each Monthly Payment Date, the Administrative Agent shall calculate the aggregate amount of Interest (if any) owing for the calendar month then most recently ended (plus any unpaid Interest, if any, that was due and not paid on a prior Monthly Payment Date) and shall notify the Borrower of such aggregate amount not later than two (2) Business Days prior to such Monthly Payment Date. (c) Borrower shall pay to the Administrative Agent for distribution to the Lenders in accordance with Article II their respective portions of such accrued and unpaid Interest. Section 1.7 Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for an Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine in consultation with the Borrower (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Daily One Month Term SOFR with respect to a proposed Incremental Advance bearing interest by reference to Daily One Month Term SOFR on or prior to the first day of the applicable Calculation Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Daily One Month Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining any such Incremental Advance during, with respect to Term SOFR, such Calculation Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Incremental Advances bearing interest at a rate based on Daily One Month Term SOFR and any right of the Borrower to convert or continue any Incremental Advance as an Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, shall be suspended (to the extent of the affected Incremental Advance or the affected Calculation Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Incremental Advances bearing interest at a rate based on Daily One Month Term SOFR (to the extent of the affected Incremental Advance or the affected Calculation Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to an Incremental Advance bearing interest at the Alternate Base Rate in the amount specified therein and (B) any outstanding affected Incremental Advance will be deemed to have been converted into Incremental Advances accruing Interest at the Alternate Base Rate with respect to any Incremental Advance bearing interest at Daily One Month Term SOFR, at the end of the applicable Calculation Period.

Credit and Security Agreement 1751219676 23728593 5 (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective lending offices) to honor its obligations hereunder to make or maintain any Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Daily One Month Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make any Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, as applicable, and any right of the Borrower to convert any request for an Incremental Advance to an Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected Incremental Advances to Incremental Advances bearing interest at the Alternate Base Rate (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”) with respect to any Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, on the last day of the Calculation Period therefor, if all affected Lenders may lawfully continue to maintain such Incremental Advances bearing interest at a rate based on Daily One Month Term SOFR to such day, or immediately, if any Lender may not lawfully continue to maintain such Incremental Advances bearing interest at a rate based on Daily One Month Term SOFR, as applicable, to such day. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 1.7(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any

Credit and Security Agreement 1751219676 23728593 6 amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 1.7(c)(iv) and the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 1.7(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 1.7(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Calculation Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Calculation Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to an Incremental Advance bearing interest at the Alternate Base Rate and (B) any outstanding affected Incremental Advance bearing interest at a rate based on Daily One Month Term SOFR will be deemed to have been converted to an Incremental Advance bearing interest at the Alternate Base Rate at the end of the applicable Calculation Period. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for

Credit and Security Agreement 1751219676 23728593 7 any then-current Benchmark is not an Available Tenor, the component of Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. (i) Certain Defined Terms. As used in this Section 1.7(c): “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of a Calculation Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Calculation Period” pursuant to Section 1.7(c)(iv). “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 1.7(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then current Benchmark, the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

Credit and Security Agreement 1751219676 23728593 8 (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even in any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event

Credit and Security Agreement 1751219676 23728593 9 is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 1.7(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 1.7(c). “Floor” means a rate of interest equal to 0.00% “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. (d) Initial Benchmark Conforming Changes. In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. (e) Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Daily One Month Term SOFR, Adjusted Daily One Month Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any

Credit and Security Agreement 1751219676 23728593 10 Benchmark Replacement), as it may or may not be adjusted pursuant to Section 1.7(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Daily One Month Term SOFR, Adjusted Daily One Month Term SOFR, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.8 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1. (ii) Any payment of Principal, Interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.3 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as Borrower may direct (so long as no Amortization Event or Potential Amortization Event exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Administrative Agent or the other Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Administrative Agent or such other Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Amortization Event or Potential Amortization Event exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the Principal amount of any Advance in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advance was made at a time when the

Credit and Security Agreement 1751219676 23728593 11 conditions set forth in Sections 4.2 (with respect to the initial Incremental Advance) and 4.3 (with respect to any subsequent Incremental Advance) were satisfied, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are funded and held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 1.8(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) No Defaulting Lender shall be entitled to receive any Unused Fee for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such Unused Fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) If Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the other parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be funded on a pro rata basis by the Lenders in accordance with their respective Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 1.9 Designated Funding Offices. Each Lender at its option may make any Loan or otherwise perform its obligations hereunder through any funding office (each, a “Designated Funding Office”); provided that any exercise of such option shall not affect the obligation of Master Servicer to administer Collections in accordance with the terms of this Agreement. Any Designated Funding Office shall be considered part of the applicable Lender; provided that such provisions that would be applicable with respect to Loans actually provided by an Affiliate or branch of such Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender. Section 1.10 Increase in Facility Limit. Prior to the Facility Termination Date and with at least fifteen (15) Business Days prior written notice to the Administrative Agent and each Lender, the Borrower may request that each Lender ratably increase its respective Commitment; provided that such request for an increase shall be in a minimum aggregate amount of $5,000,000 and the aggregate increase does not cause the Facility Limit to exceed $75,000,000. Each Lender shall notify the Administrative Agent and the Borrower within five (5) Business Days of such Lender’s receipt of such notice from the Borrower whether or not such Lender agrees, in its sole discretion, to make such increase to its Commitment or otherwise agrees to any lesser increase in its Commitment. Any Lender not responding within such time period shall be deemed to have declined to consent to an increase in such Lender’s Commitment. Any increase in a Lender’s Commitment shall be in such Lender’s sole discretion. If the Commitment of any Lender is increased in accordance with this Section 1.10, the Administrative Agent, such Lender and the Borrower shall determine the effective date with respect to

Credit and Security Agreement 1751219676 23728593 12 such increase and shall enter into such documents as agreed to by such parties to document such increase; it being understood and agreed that the Administrative Agent or any Lender increasing its Commitment pursuant to this Section 1.10 may request any of (w) resolutions of the board of directors of the Borrower approving or consenting to such Commitment increase and authorizing the execution, delivery and performance of any amendment to this Agreement, (x) a corporate and enforceability opinion of counsel of the Borrower, (y) such other documents, agreements and opinions reasonably requested by such Lender or the Administrative Agent and (z) certain upfront fees. ARTICLE II. PAYMENTS AND COLLECTIONS Section 2.1 Collections during the Revolving Period. (a) On each Business Day during the Revolving Period, all Collections and Deemed Collections received by the Master Servicer shall be administered in accordance with Section 6.2 and shall be (i) held in trust for the payment of the accrued and unpaid Aggregate Unpaids, if any, that are then due and owing (including, without limitation, Aggregate Principal payable pursuant to Section 1.3(a) or 2.1(b)), or (ii) released to the Borrower as provided in Section 2.1(c). (b) Aggregate Principal shall not be required to be paid during the Revolving Period except to the extent that (i) an Overadvance exists or (ii) a Reduction Notice is delivered. (c) On each Business Day during the Revolving Period, subject to Section 2.1(e) and Section 4.3, Collections that are not required to be segregated or used to pay Aggregate Unpaids (including, without limitation, Aggregate Principal payable pursuant to Section 1.3(a) or 2.1(b)) may be released to the Borrower to pay the purchase price for Receivables purchased by the Borrower on such date in accordance with the Sale Agreement (each such release, a “Release”). (d) On each Payment Date during the Revolving Period, after deduction of the Master Servicer’s Servicing Fee from Collections received (or deemed received) during the Calculation Period (or portion thereof) then most recently ended, the Master Servicer shall deliver to the Administrative Agent from the Collections received (or deemed received) during such Calculation Period (or portion thereof), an amount equal to all other Required Amounts due and owing on such Payment Date, and the Administrative Agent shall promptly distribute to each Lender such Lender’s applicable portion thereof. During the Dominion Period, the Administrative Agent shall make distributions of the Servicing Fee and other Required Amounts from the Collections held by it in accordance with this Agreement. (e) If, on any Payment Date during the Revolving Period, there are insufficient Collections to pay all amounts required to be paid pursuant to Section 2.1(b) and Section 2.1(d), (i) no Release or new Incremental Advance shall be made until such amounts have been paid in full, and (ii) Collections to be applied to the Required Amounts shall be applied in the following order of priority: first, to accrued and unpaid Servicing Fees that are then due and owing to the Master Servicer if not withheld by the Master Servicer prior to turnover of the Collections;

Credit and Security Agreement 1751219676 23728593 13 second, to out-of-pocket expenses (if any) of the Administrative Agent and the Lenders that are then due and owing under Section 8.4; third, to accrued and unpaid Interest then due and owing, including any previously accrued Interest that remains unpaid; fourth, to all Fees accrued during the Calculation Period (or portion thereof) then most recently ended, plus any previously accrued Fees that remain unpaid; fifth, to the Administrative Agent, for distribution to the Lenders in accordance with their respective Percentages, in reduction of the Principal of their Loans, until any Overadvance is reduced to $0; and sixth, to all other amounts (if any) then due and owing to the Secured Parties by the Borrower under the Transaction Documents. Section 2.2 Collections During the Liquidation Period. (a) On each day during the Liquidation Period, all Collections shall be administered in accordance with Section 6.2. (b) On each Payment Date during the Liquidation Period, the Master Servicer shall wire transfer all Collections so held by the Master Servicer (after deducting its Servicing Fee therefrom) to the Administrative Agent’s Account and all Collections received by the Administrative Agent shall be distributed and applied in the following order of priority: first, to the Master Servicer, in payment of accrued and unpaid Servicing Fees that are then due and owing to the Master Servicer to the extent not retained; second, to the Administrative Agent, in payment of its out-of-pocket expenses in connection with the enforcement or protection of its and the Lenders’ rights under this Agreement and the other Transaction Documents, to the extent reimbursable under Section 8.4 and not otherwise paid by Borrower; third, to the Administrative Agent, for distribution to the Lenders in accordance with their respective Percentages, in payment of any accrued and unpaid Interest then due and owing, including any previously accrued Interest that was not previously paid; fourth, to the Administrative Agent, for distribution to the Lenders, in payment of any Fees accrued during the Calculation Period (or portion thereof) then most recently ended, plus any previously accrued Fees not paid on a prior Payment Date; fifth, to the Administrative Agent, for distribution to the Lenders in accordance with their respective Percentages, in reduction of the Principal of their Loans, until Aggregate Principal is reduced to $0;

Credit and Security Agreement 1751219676 23728593 14 sixth, to the Administrative Agent, for distribution to the Secured Parties in accordance with the amount then due and owing to such Person, in payment of all amounts then due and owing to the Secured Parties by the Borrower under the Transaction Documents; and seventh, if the Aggregate Unpaids have been reduced to zero, to Borrower, free and clear of the Security Interest of the Administrative Agent and the Lenders. Section 2.3 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Borrower shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Administrative Agent for distribution to the Lenders the full amount thereof together with any Interest thereon from the date of any such rescission, return or refunding. ARTICLE III. REPRESENTATIONS AND WARRANTIES Section 3.1 Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof, as of each Payment Date and as of each Borrowing Date, that: (a) Organization and Qualification. Borrower is a limited liability company duly organized, validly existing and in good standing under the Laws of Delaware. Borrower is duly qualified or licensed to do business as a foreign limited liability company and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification or licensing necessary. (b) Authority; No Conflict or Violation. The execution, delivery and performance by Borrower of the Transaction Documents to which it is a party, the performance of its obligations under this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated in this Agreement and the other Transaction Documents to which it is a party, have been duly authorized by all necessary limited liability company action on the part of Borrower and do not and will not (i) require any consent or approval of its member(s), or any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect and except for the filings or notices as may be necessary to perfect the Security Interest granted pursuant to this Agreement, (ii) violate any provision of (A) any applicable Law or of any order, writ, injunction or decree presently in effect having applicability to Borrower or (B) the Organizational Documents of Borrower, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by Borrower. (c) Legal Agreements. This Agreement and each of the other Transaction Documents to which Borrower is a party have been duly authorized, executed and delivered by

Credit and Security Agreement 1751219676 23728593 15 Borrower, and constitute the legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles. (d) Compliance with Laws. The Borrower has complied with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. (e) Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Advances will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. (f) Not an Investment Company; Volcker Rule. The Borrower (i) is not a “covered fund” under the Volcker Rule and (ii) is not required to register as, an “investment company” within the meaning of the Investment Company Act. In determining that the Borrower is not a “covered fund” under the Volcker Rule, the Borrower relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act. (g) Solvency. The Borrower is, and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will be, Solvent. (h) Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (i) None of (A) the Borrower, any Subsidiary or, to the knowledge of the Borrower or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (B) any agent or representative of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Transaction Documents, (I) is a Sanctioned Person or currently the subject or target of any Sanctions, (II) has its assets located in a Sanctioned Country, (III) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (IV) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (ii) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (iii) Each of the Borrower and its Subsidiaries, and to the knowledge of the Borrower, director, officer, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws in all respects and applicable Sanctions.

Credit and Security Agreement 1751219676 23728593 16 (iv) No proceeds of any Advance have been used, directly or indirectly, by the Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 5.2(h). (i) Places of Business and Locations of Records. The Borrower’s principal place of business, chief executive office and the other locations (if any) where its Records are located are at the addresses listed on Exhibit III. (j) Names and Identification Numbers. The Borrower has not used any legal names, trade names or assumed names other than the name in which it has executed this Agreement. Borrower’s Federal Employer Identification Number and State of Organization and ID Number are correctly set forth on Exhibit III. (k) Ownership of Borrower. Columbus owns, directly, one hundred percent (100%) of the issued and outstanding Capital Stock and all other equity interests of the Borrower, free and clear of any Adverse Claim. The Borrower’s membership interests are validly issued and there are no options, warrants or other rights to acquire membership interests of Borrower. (l) The Lock-Boxes, Collection Accounts and Originator Accounts. (i) Nature of Accounts. Each Collection Account constitutes a “deposit account” within the meaning of the applicable UCC. Each Originator Account constitutes a “deposit account” within the meaning of the applicable UCC. (ii) Ownership. Each Borrower Lock-Box and Collection Account is in the name of the Borrower, and the Borrower owns and has good and marketable title to the Collection Accounts free and clear of any Adverse Claim. Each Originator Lock-Box and Originator Account is in the name of an Originator, and an Originator owns and has good and marketable title to the Originator Accounts free and clear of any Adverse Claim. (iii) Control Agreements. At all times on and after the Post-Closing Date, each Borrower Lock-Box and Collection Account is subject to a Collection Account Control Agreement. Borrower has not granted any Person (other than the Administrative Agent, the Master Servicer and their respective assigns) access to or control of any such Borrower Lock-Box or Collection Account. Borrower has not granted any Person (other than the Administrative Agent and its assigns) the right to take dominion and control of any such Borrower Lock-Box or Collection Account at a future time or upon the occurrence of a future event. To the extent that funds other than Collections are deposited into any Collection Account, Borrower or the Master Servicer can promptly trace and identify which funds constitute Collections. (iv) Originator Accounts. No Originator has granted any Person (other than the Master Servicer and its assigns) access to or control of any Originator Lock-Box or Originator Account, or the right to take dominion and control of any Originator Lock-Box or Originator Account at a future time or upon the occurrence of a future event. To the extent that funds other than Collections are deposited into any Originator Account, Borrower or the Master Servicer can promptly trace and identify which funds constitute Collections.

Credit and Security Agreement 1751219676 23728593 17 (v) Perfection. The Administrative Agent has “control” (as defined in Section 9-104 of the UCC) over each Collection Account and the Administrative Agent has exclusive control of each Borrower Lock-Box. (m) Good Title. Borrower is the legal and beneficial owner of each Pool Receivable, together with the Related Security and Collections with respect thereto, free and clear of any Lien except for Permitted Liens. No UCC financing statement has been filed against any Originator that lists any accounts receivable (other than Excluded Receivables), Receivables, inventory or all assets of such Originator. (n) Perfection. Assuming the filing of the financing statement approved by Borrower on the date hereof, this Agreement, together with such financing statement, is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected Security Interest in the Collateral, free and clear of any Lien except for Permitted Liens. (o) Compliance with Credit and Collection Policy. Borrower has complied in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the related Contract, other than any Pool Receivable and the related Contract with respect to which there has been a Deemed Collection payment in accordance with Section 1.5. (p) Enforceability of Contracts. Each Contract with respect to each Pool Receivable is effective to create, and has created, a valid and binding obligation of the related Obligor to pay the Outstanding Balance of such Receivable created thereunder and any accrued interest thereon, enforceable against such Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). (q) [Reserved]. (r) Accuracy of Information. No written information (including, without limitation, all Settlement Reports) heretofore furnished by Borrower to the Administrative Agent or any of the Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby contains, and no such written information hereafter furnished by Borrower to the Administrative Agent or any of the Lenders, will contain, any material misstatement of fact or omit to state any material fact necessary to make such information not materially misleading in light of the circumstances under which made. (s) Material Adverse Effect. Since December 31, 2022, no event has occurred that could reasonably be expected to have a Material Adverse Effect. (t) Payments to Applicable Originators. With respect to each Pool Receivable, Borrower has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under the Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Code or any other applicable Law.

Credit and Security Agreement 1751219676 23728593 18 (u) Eligible Receivables. Each Receivable included in the Net Pool Balance on a Settlement Report as an Eligible Receivable was an Eligible Receivable as of the last day of the period covered by such Settlement Report, and the Outstanding Balance of each such Eligible Receivable as of the last day of the period covered by such Settlement Report was accurately set forth on such Settlement Report. (v) Financial Information. All balance sheets, all statements of income and of cash flow and all other financial information of Borrower furnished to the Administrative Agent or any of the Lenders and described in Section 5.1 have been or will be prepared in accordance with GAAP and do or will present fairly in all material respects the financial condition and results of operations of Borrower, as at such dates and for such periods in accordance with GAAP, subject, in the case of unaudited financial statements, to changes resulting from normal year-end audit adjustments and the absence of footnotes. (w) No Amortization Event. No event has occurred and is continuing and no condition exists, that constitutes an Amortization Event. (x) Taxes. The Borrower has (i) timely filed all Tax returns required to be filed by it and (ii) paid, or caused to be paid, all income and other material Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (y) Tax Status. The Borrower (i) is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a United States person (within the meaning of Section 7701(a)(30) of the Code), (ii) is not and will not at any relevant time become an association (or publicly traded partnership) taxable as a corporation for U.S. federal income tax purposes, (iii) does not have tax residence and is not otherwise subject to Tax in any jurisdiction outside the United States and (iv) is not subject to any material Taxes imposed by a state or local taxing authority. (z) Subordinated Notes. Each of the Subordinated Notes are owned directly by an Originator, free and clear of any Adverse Claim other than any Adverse Claim in favor of the Credit Agreement Agent but only so long as the Credit Agreement Agent is not foreclosing on any Subordinated Note or otherwise challenging the enforceability of any Subordinated Note or any provision thereof. (aa) Opinions. The facts regarding the Columbus Parties, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects. (bb) Liquidity Coverage Ratio. The Borrower shall not issue any LCR Security. (cc) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened, against the Borrower

Credit and Security Agreement 1751219676 23728593 19 before any Governmental Authority and (ii) the Borrower is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority. (dd) Beneficial Ownership Certification. As of the Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct. Section 3.2 Representations and Warranties of the Master Servicer. The Master Servicer hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof, as of each Payment Date and as of each Borrowing Date, that: (a) Organization and Qualification. The Master Servicer is a corporation duly organized, validly existing and in good standing under the Laws of New York. The Master Servicer has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business or the servicing of the Pool Receivables as required by this Agreement requires such qualification, licenses or approvals where a failure to do so would reasonably be expected to have or result in a Material Adverse Effect. (b) Authority; No Conflict or Violation. The execution, delivery and performance by the Master Servicer of the Transaction Documents to which it is a party, the performance of its obligations under this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated in this Agreement and the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporate action on the part of the Master Servicer and do not and will not (i) require any consent or approval of its board of directors, or any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect, (ii) violate any provision of (A) any applicable Law or of any order, writ, injunction or decree presently in effect having applicability to the Master Servicer or (B) the Organizational Documents of the Master Servicer, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Master Servicer is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by the Borrower except, with respect to clauses (i), (ii)(A), (iii) and (iv) above, where the failure to so comply with any of the foregoing could not reasonably be expected to have a Material Adverse Effect. (c) Legal Agreements. This Agreement and each of the other Transaction Documents to which the Master Servicer is a party have been duly authorized, executed and delivered by the Master Servicer, and constitute the legal, valid and binding obligations of the Master Servicer, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles. (d) Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (i) None of (A) the Master Servicer, any Subsidiary or, to the knowledge of the Master Servicer or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (B) any agent or representative of the Master Servicer or any Subsidiary that will act in any capacity in connection with or benefit from the Transaction Documents, (I) is a

Credit and Security Agreement 1751219676 23728593 20 Sanctioned Person or currently the subject or target of any Sanctions, (II) has its assets located in a Sanctioned Country, (III) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (IV) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (ii) Each of the Master Servicer and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Master Servicer and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (iii) Each of the Master Servicer and its Subsidiaries, and to the knowledge of the Master Servicer, director, officer, employee, agent and Affiliate of the Master Servicer and each such Subsidiary, is in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws in all respects and applicable Sanctions. (iv) No proceeds of any Advance have been used, directly or indirectly, by the Master Servicer, any of its Subsidiaries or any of its or their respective directors, officers, employees or agents in violation of Section 5.2(h). (e) Information. No Settlement Report or other written information furnished by the Master Servicer to the Administrative Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby contains any material misstatement of fact or omits to state any material fact necessary to make such information taken as a whole not materially misleading in light of the circumstances under which made. (f) Collections. Master Servicer has directed the Obligors, or has directed the Originators to direct the Obligors, to make payments on the Pool Receivables directly to a Lock-Box, a Collection Account or an Originator Account listed on Exhibit IV-A or IV-B hereto. The conditions and requirements set forth in Section 5.1(v) and Section 6.2 have at all times been satisfied and duly performed in all material respects by Borrower or the Master Servicer. Exhibit IV-A hereto sets forth (i) the names and addresses of all Collection Account Banks, together with the account numbers of the Collection Accounts, and (ii) the addresses of all Borrower Lock-Boxes, the numbers of all associated Collection Accounts and the name and address of each Collection Account Bank. Exhibit IV-B hereto sets forth (i) the names and addresses of all Originator Account Banks, together with the account numbers of the Originator Accounts, and (ii) the addresses of all Originator Lock-Boxes, the numbers of all associated Originator Accounts and the name and address of each Originator Account Bank. To the extent that funds other than Collections of Pool Receivables are deposited into any Collection Account or Originator Account, the Master Servicer can promptly trace and identify which funds constitute Collections of the Pool Receivables. To the extent that Collections of Pool Receivables are deposited into any bank account other than a Collection Account or an Originator Account, the Master Servicer can promptly trace and identify which funds deposited into such bank account constitute Collections of the Pool Receivables. (g) Compliance with Credit and Collection Policy. Master Servicer has complied in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the

Credit and Security Agreement 1751219676 23728593 21 related Contract, other than any Pool Receivable and the related Contract with respect to which there has been a Deemed Collection payment in accordance with Section 1.5. (h) Eligible Receivables. Each Receivable included in the Net Pool Balance on a Settlement Report as an Eligible Receivable was an Eligible Receivable as of the last day of the period covered by such Settlement Report, and the Outstanding Balance of each such Eligible Receivable as of the last day of the period covered by such Settlement Report was accurately set forth on such Settlement Report. (i) Compliance with Laws. The Master Servicer has complied with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. (j) Servicing Programs. No license or approval is required for the Administrative Agent’s use of any software or other computer program used by the Master Servicer, any Originator or any Sub-Servicer in the servicing of the Receivables, other than those which have been obtained and are in full force and effect. (k) Servicing of Receivables. Since the Closing Date there has been no material adverse change in the ability of the Master Servicer or any Sub-Servicer to service and collect the Receivables and the Related Security. (l) No Amortization Event. No event has occurred and is continuing and no condition exists, that constitutes an Amortization Event or Potential Amortization Event. (m) Subordinated Notes. Each of the Subordinated Notes are owned directly by an Originator, free and clear of any Adverse Claim other than any Adverse Claim in favor of the Credit Agreement Agent but only so long as the Credit Agreement Agent is not foreclosing on any Subordinated Note or otherwise challenging the enforceability of any Subordinated Note or any provision thereof. (n) Material Adverse Effect. Since December 31, 2022, no event has occurred that could reasonably be expected to have a Material Adverse Effect. (o) Opinions. The facts regarding the Columbus Parties, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Agreement and the Transaction Documents are true and correct in all material respects. (p) Taxes. The Master Servicer has (i) timely filed all Tax returns required to be filed by it and (ii) paid, or caused to be paid, all material Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (q) Tax Status. The Borrower (i) is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a United States person (within the meaning of Section 7701(a)(30) of the Code), (ii) is not and will not at any relevant time become an association (or publicly

Credit and Security Agreement 1751219676 23728593 22 traded partnership) taxable as a corporation for U.S. federal income tax purposes, (iii) does not have tax residence and is not otherwise subject to Tax in any jurisdiction outside the United States and (iv) is not subject to any material Taxes imposed by a state or local taxing authority. (r) ERISA Compliance. (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Master Servicer, nothing has occurred that would prevent or cause the loss of, such tax-qualified status. (ii) There are no pending or, to the best knowledge of the Master Servicer, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (iii) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (A) no ERISA Event has occurred, and neither the Master Servicer nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (B) the Master Servicer and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (C) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Master Servicer nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (D) neither the Master Servicer nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid: (E) neither the Master Servicer nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (F) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (iv) Neither the Master Servicer nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan.

Credit and Security Agreement 1751219676 23728593 23 (v) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Columbus Party or any Subsidiary of any Columbus Party that is not subject to United States Law (a “Foreign Plan”): (A) any employer and employee contributions required by Law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (B) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (C) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. (s) Litigation and Other Proceedings. There is no action, suit, proceeding or investigation pending, or to the Master Servicer’s knowledge threatened, against the Master Servicer before any Governmental Authority: (i) asserting the invalidity of this Agreement or any of the other Transaction Documents; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document; or (iii) seeking any determination or ruling that could materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents. ARTICLE IV. CONDITIONS OF CLOSING AND ADVANCES Section 4.1 Conditions Precedent to Closing. The effectiveness of this Agreement is subject to the conditions precedent that (a) the Administrative Agent shall have received on or before the Closing Date the documents listed on Schedule B hereto and (b) the Administrative Agent and the Lenders shall have received all Fees required to be paid on such date pursuant to the terms of the Fee Letter. Section 4.2 Conditions Precedent to Initial Incremental Advance. The initial Incremental Advance under this Agreement may be made on or after the Closing Date and is subject to the conditions precedent that (a) the conditions in Section 4.1 have been satisfied, and (b) the Administrative Agent and the Lenders shall have received expenses required to be paid as of such date pursuant to the terms of this Agreement for which Borrower has received an invoice as of the Closing Date.

Credit and Security Agreement 1751219676 23728593 24 Section 4.3 Conditions Precedent to All Advances. Each Incremental Advance and each Release shall be subject to the conditions precedent that (a) the Master Servicer shall have delivered to the Lenders on or prior to the intended Borrowing Date of such Incremental Advance or Release, in form satisfactory to the Administrative Agent, all Settlement Reports as due on or before the applicable Borrowing Date under Section 6.6, (b) the Facility Termination Date shall not have occurred, and (c) on the applicable Borrowing Date, the following statements shall be true (and acceptance of the proceeds of such Incremental Advance or Release shall be deemed a representation and warranty by Borrower that such statements are then true): (i) the representations and warranties set forth in Article III are true and correct in all material respects on and as of the Borrowing Date of such Incremental Advance or Release as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date; (ii) no event has occurred and is continuing, or would result from such Incremental Advance or Release, that constitutes an Amortization Event, a Termination Event, an Unmatured Termination Event or a Potential Amortization Event; (iii) the most recently delivered Weekly Report (if any) does not show that an Overadvance exists or will result from such Incremental Advance or Release, in each case, unless the Borrower has made a payment to the Lenders to reduce the Aggregate Principal in an amount equal to the Overadvance reported in such Weekly Report; and (iv) no Overadvance exists or will result from such Incremental Advance or Release. It is expressly understood that each Release shall, unless otherwise directed by the Administrative Agent (with the consent or at the direction of the Lenders), occur automatically on each day that the Master Servicer shall receive any Collections (including any Collections deposited in any Collection Account or any Originator Account) without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Borrower to satisfy any of the foregoing conditions precedent in respect of such Release. The failure of Borrower to satisfy any of the foregoing conditions precedent in respect of any Release shall give rise to a right of the Administrative Agent, which right may be exercised at any time on demand of the Administrative Agent (with the consent or at the direction of the Lenders), to rescind the related Release and direct Borrower and the Master Servicer to pay to the Administrative Agent for the benefit of the Lenders an amount equal to the Collections prior to the Amortization Date that were applied to the affected Release. ARTICLE V. COVENANTS Section 5.1 Affirmative Covenants of Loan Parties. Until the Final Payout Date: (a) Financial Accounting Practices. Each of the Borrower and Master Servicer shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect in all material respects its transactions and dispositions of its assets and maintain a system of internal

Credit and Security Agreement 1751219676 23728593 25 accounting controls sufficient to provide reasonable assurances that (i) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP and (B) to maintain accountability for assets and (ii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. (b) Borrower Annual Financial Statements. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year, Borrower will furnish to the Administrative Agent and the Lenders its unaudited balance sheet and statements of income, changes in member’s equity and cash flows for such fiscal year, and notes to each, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Borrower in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. (c) Annual Reports. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Performance Guarantor, Columbus shall furnish to the Administrative Agent and the Lenders a consolidated balance sheet of Performance Guarantor and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by (i) a report and opinion of any independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an opinion of such registered public accounting firm independently assessing the Performance Guarantor’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, Public Company Accounting Oversight Board Auditing Standard No. 2, and Section 404 of the Sarbanes-Oxley Act of 2002, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Performance Guarantor to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Performance Guarantor and its Subsidiaries. (d) Quarterly Reports. As soon as practicable, and in any event within forty-five (45) days after the close of each fiscal quarter of Performance Guarantor other than the last fiscal quarter of each fiscal year, Columbus shall furnish to the Administrative Agent and the Lenders a consolidated balance sheet of Performance Guarantor and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Performance Guarantor’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of the Performance Guarantor as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Performance Guarantor and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. (e) Compliance Certificates. (i) Borrower’s financial statements delivered pursuant to Section 5.1(b) of this Agreement shall be accompanied by a compliance certificate, substantially in the form of Exhibit V hereto, addressed to the Administrative Agent and the Lenders, executed by a

Credit and Security Agreement 1751219676 23728593 26 Responsible Officer of Borrower, stating that no Amortization Event or Potential Amortization Event exists and is continuing, or if any such event exists and is continuing, such compliance certificate shall specify in detail the nature and period of existence of such Amortization Event or Potential Amortization Event and any action taken or contemplated to be taken by Borrower with respect thereto. (ii) The financial statements delivered pursuant to Sections 5.1(c) and 5.1(d) of this Agreement shall be accompanied by a compliance certificate, substantially in the form of Exhibit V hereto, addressed to the Administrative Agent and the Lenders, executed by a Responsible Officer of Columbus, stating that no Termination Event or Unmatured Termination Event exists and is continuing under the Sale Agreement, and no Amortization Event or Potential Amortization Event exists under this Agreement, or if any such event exists and is continuing, such certificate shall specify in detail the nature and period thereof and any action taken or contemplated to be taken by Columbus with respect thereto. (f) Federal Assignment of Claims Act; Etc. If requested by the Administrative Agent during the existence of an Amortization Event, the Borrower (or the Master Servicer on its behalf) shall prepare and make any filings under the Federal Assignment of Claims Act (or any other similar applicable Law) with respect to Receivables from Obligors that are Governmental Authorities, that are necessary or desirable in order for the Administrative Agent to enforce such Receivable against any Obligor thereof. (g) Notice of Certain Events. Promptly upon becoming aware of the occurrence of a Termination Event or Unmatured Termination Event under the Sale Agreement, an Amortization Event or Potential Amortization Event under this Agreement, any ERISA Event or the occurrence of an event of default or similar event under the Credit Agreement or any Indebtedness of any Columbus Party, each of the Borrower and the Master Servicer agrees to give the Administrative Agent and each Lender notice of such event, together with a written statement signed on behalf of such Person setting forth the details of such event and any action taken or contemplated to be taken with respect thereto. (h) Notice of Material Adverse Effect. Promptly upon becoming aware thereof, each of the Borrower and Master Servicer will give the Administrative Agent and each Lender written notice with respect to any development or occurrence which could reasonably be expected to have a Material Adverse Effect. (i) Notice of Proceedings. Promptly upon becoming aware thereof, each of the Borrower and the Master Servicer will give the Administrative Agent and each Lender notice of (i) the commencement, existence or, to the knowledge of Borrower or Master Servicer, threat of all proceedings by or before any Governmental Authority against or affecting any Columbus Party or any of its Subsidiaries which, if adversely decided, could reasonably be expected to have a Material Adverse Effect and (ii) any action, suit, proceeding or investigation pending or to the knowledge of Borrower or Master Servicer, threatened, against the Borrower before any Governmental Authority. (j) Further Information. Each of the Borrower and the Master Servicer will promptly furnish to the Administrative Agent and each Lender (i) such information, and in such form, as the Administrative Agent or the Lenders may reasonably request from time to time in connection with this Agreement or the other Transaction Documents, (ii) sample invoices and other information as the Administrative Agent or the Lenders may request from time to time in order to confirm that Obligors have been instructed to remit payment on Receivables directly to a Lock-Box, an Originator Account or a Collection Account in accordance with the Transaction Documents and (iii) such other information

Credit and Security Agreement 1751219676 23728593 27 and documentation required under applicable “know your customer” rules and regulations, the PATRIOT Act or any applicable Anti-Money Laundering Laws or Anti-Corruption Laws, in each case as from time to time reasonably requested by the Administrative Agent or any Lender. (k) Audits. The Borrower and the Master Servicer will, from time to time during regular business hours as requested by the Administrative Agent upon reasonable advance notice to Borrower, and at the sole cost of Borrower, permit the Administrative Agent and the Lenders or their respective agents or representatives: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person during reasonable business hours for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of such Columbus Party having knowledge of such matters (each such visit, a “Review”); provided that, so long as no Amortization Event has occurred and is continuing and that the prior Review, if any, had no material adverse findings, the Borrower shall only be responsible for the cost of one (1) Review under this Section 5.1(k) in any one calendar year; it being understood and agreed that any follow-up examinations, analysis, discussions or visits to address any material adverse findings discovered during the course of a Review shall not constitute a separate Review. (l) Separateness. The Borrower and the Master Servicer acknowledge that the Administrative Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon Borrower’s identity as a legal entity that is separate from the Originators, the Master Servicer, the Performance Guarantor and their respective other Affiliates (each, a “Related Entity”). Therefore, each of the Borrower and Master Servicer shall take all steps specifically required by this Agreement or reasonably required by the Administrative Agent or any Lender to continue the Borrower’s identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of the Performance Guarantor, the Originators, the Master Servicer and any other Person, and is not a division of the Performance Guarantor, the Originators, the Master Servicer, its Affiliates or any other Person. In furtherance thereof, each of Borrower and Master Servicer hereby agrees to: (i) maintain Borrower’s books and records and bank accounts separate from those of any other Related Entity; (ii) at all times hold Borrower out to the public and all other Persons as a legal entity separate from Borrower’s member and any other Person; (iii) have a board of managers for Borrower separate from that of Borrower’s member and any other Person; (iv) file tax returns, if any, for Borrower as may be required under applicable law, to the extent not part of a consolidated group filing a consolidated return or returns; (v) except as contemplated herein or in any other Transaction Document, not commingle Borrower’s assets with assets of any other Person; (vi) conduct Borrower’s business in Borrower’s own name and strictly comply with all organizational formalities to maintain Borrower’s separate existence; (vii) maintain separate financial statements for Borrower; (viii) pay Borrower’s own liabilities only out of Borrower’s own funds; (ix) maintain an arm’s length relationship between Borrower and each other Related Entity; (x) pay the salaries of Borrower’s own employees, if any, with Borrower’s own funds; (xi) not hold out Borrower’s credit or assets as being available to satisfy the obligations of others; (xii) allocate fairly and reasonably with other Persons any of Borrower’s overhead for shared office space; (xiii) except as contemplated herein or in any other Transaction Document, use separate stationery, invoices and checks; (xiv) except as contemplated herein or in any other Transaction Document, not pledge Borrower’s assets for the benefit of any other Person; (xv) correct any known misunderstanding

Credit and Security Agreement 1751219676 23728593 28 regarding Borrower’s separate identity; (xvi) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; (xvii) cause Borrower’s manager(s) or member, as applicable, to keep minutes of any meetings and actions and observe all other Delaware limited liability company formalities; (xviii) not to have Borrower acquire any securities of its member; (xix) act solely in its own name and through its own authorized managers, directors, members, officers and agents, except as expressly permitted under the Transaction Documents; (xx) ensure Borrower does not engage in any business or activity except as set forth in this Agreement and the other Transaction Documents, nor incur any indebtedness or liability other than any incurred pursuant to the Transaction Documents; (xxi) maintain Borrower’s assets in a manner that facilitates their identification and segregation from those of Borrower’s Affiliates; (xxii) ensure that Borrower maintains arm’s-length relationships with its Affiliates and the other Columbus Parties and (xxiii) cause Borrower’s directors, officers, agents and other representatives to act at all times with respect to Borrower consistently and in furtherance of the foregoing. (m) Preservation of Existence and Franchises. Each of the Borrower and the Master Servicer shall maintain its organizational existence and its rights and franchises in full force and effect in its jurisdiction of incorporation or organization, as the case may be. Each of the Borrower and Master Servicer will qualify and remain licensed or qualified as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the failure to receive or retain such licensing or qualification could reasonably be expected to have a Material Adverse Effect. (n) Compliance with Laws. The Borrower and the Master Servicer will comply with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect. (o) Further Assurances. The Borrower and the Master Servicer will, at their own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Administrative Agent and the Lenders may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the transactions contemplated by this Agreement and the other Transaction Documents. (p) Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation, Anti-Money Laundering Laws and Sanctions. The Borrower and the Master Servicer will (i) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, the Master Servicer, their respective Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions, (ii) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation) and (iii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. (q) Change of Independent Manager. At least ten (10) days prior to any proposed change of the Independent Manager of Borrower, Borrower will deliver to the Administrative Agent and

Credit and Security Agreement 1751219676 23728593 29 the Lenders notice of such proposed change together with a certificate of Borrower certifying that the proposed replacement manager satisfies the criteria set forth in the definition of “Independent Manager.” (r) Performance and Enforcement of the Sale Agreement and the Performance Undertaking. Borrower will perform, and will require each Originator to perform, each of its obligations and undertakings under and pursuant to the Sale Agreement. Borrower will purchase Receivables under the Sale Agreement in strict compliance with the terms thereof and will diligently enforce the rights and remedies accorded to it as the buyer under the Sale Agreement. Borrower will take all reasonable actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Lenders as assignees of Borrower) under the Sale Agreement and the Performance Undertaking as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Sale Agreement. (s) Ownership. Borrower will (or, to the extent required pursuant to the Sale Agreement, will require each Originator to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections irrevocably in Borrower, free and clear of any Liens other than Permitted Liens, and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and perfected first priority Security Interest in the Collateral (in which a security interest can be perfected by the filing of a financing statement or by “control” (within the meaning of the UCC)) to the full extent contemplated herein, free and clear of any Liens other than Permitted Liens (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions) to perfect the Administrative Agent’s (for the benefit of the Secured Parties) Security Interest in the Collateral and such other action to perfect, protect or more fully evidence the Security Interest of the Administrative Agent for the benefit of the Secured Parties as the Administrative Agent or any Lender may reasonably request. (t) Taxes. The Borrower and the Master Servicer will (i) timely file all Tax returns required to be filed by it and (ii) pay, or cause to be paid, all income and other material Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (u) Borrower’s Tax Status. The Borrower and the Master Servicer will take such actions as needed to ensure that the Borrower will (i) remain a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 for U.S. federal income tax purposes that is wholly owned by a United States person (within the meaning of Section 7701(a)(30) of the Code), (ii) not become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) not become subject to Taxes in any jurisdiction outside of the United States and (iv) not become subject to any material Taxes imposed by a state or local taxing authority. (v) Books and Records. The Borrower and the Master Servicer will maintain and implement administrative and operating procedures (including (i) an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof and (ii) procedures to identify and track sales with respect to, and collections on, Excluded Receivables), and keep and maintain all documents, books, records, computer tapes and disks and

Credit and Security Agreement 1751219676 23728593 30 other information reasonably necessary or advisable for the collection of all Pool Receivables and the identification and reporting of all Excluded Receivables (including records adequate to permit the daily identification of each Pool Receivable and Excluded Receivable and all Collections of and adjustments to each existing Pool Receivable and Excluded Receivable). (w) Collections. The Borrower and the Master Servicer shall, or will cause the Originators to, direct all Obligors to make payments of the Pool Receivables (w) directly to a Borrower Lock-Box that clears through a Collection Account which at all times on and after the Post-Closing Date is subject to an enforceable Collection Account Control Agreement, (x) directly to a Collection Account which at all times on and after the Post-Closing Date is subject to an enforceable Collection Account Control Agreement, (y) directly to an Originator Lock-Box that clears through an Originator Account or (z) directly to an Originator Account. If, notwithstanding the foregoing, any Obligor makes payment other than directly to a Lock-Box, an Originator Account or a Collection Account, Borrower and the Master Servicer shall remit such Collections on Pool Receivables directly to a Collection Account within two (2) Business Days after payment thereof. The Borrower and the Master Servicer shall cause all Collections on Pool Receivables deposited or received in any Originator Lock-Box or any Originator Account to be promptly remitted to a Collection Account no later than the first Settlement Date immediately following receipt thereof. The Borrower and the Master Servicer shall use commercially reasonable efforts to ensure that on and after the Post-Closing Date each Obligor remits all payments on the Pool Receivables directly to a Borrower Lock-Box or directly to a Collection Account. The Borrower and the Master Servicer shall ensure that no disbursements are made from any Collection Account or any Originator Account, other than (i) such disbursements that are made at the direction and for the account of the Borrower and (ii) Permitted Disbursements. In the event that any Permitted Disbursement occurs, the Master Servicer shall on the first Settlement Date immediately following the effectiveness thereof, pay the amount of such Permitted Disbursement directly to a Collection Account (or as otherwise directed by the Administrative Agent at such time) for the benefit of the Secured Parties for application pursuant to Section 2.1. (x) Information. Promptly, but in no event later than five (5) days after delivery thereof, Columbus will deliver to the Administrative Agent and each Lender a copy of each report, document, instrument, record and agreement that has been delivered, directly or indirectly, by any Columbus Party or any of its Affiliates to any Person in connection with the Credit Agreement or any other Indebtedness of any Columbus Party. (y) Foreign Obligors. Each of the Borrower and the Master Servicer shall, with respect to each Pool Receivable, take all actions necessary under any local laws with respect to the related Obligor or applicable Contract, to make transfers or assignments under the Transaction Documents of such Pool Receivable effective against such Obligor. (z) Contractual Dilution. The Master Servicer shall include in each Monthly Report delivered to Administrative Agent, the Contractual Dilution Accrual for the then outstanding Pool Receivables as of the Cut-Off Date for the prior Calculation Period. The Contractual Dilution Accrual shall be calculated by the Master Servicer, on behalf of the Borrower, in the ordinary course based on the Contractual Dilution then expected to occur with respect to the then outstanding Pool Receivables as reasonably determined by the Master Servicer. Additionally, the Master Servicer shall deliver such other information and reports reasonably requested by the Administrative Agent with respect to the Contractual Dilution Accrual, including (i) the specific amounts related to each applicable Obligor and (ii) a comparison of the Contractual Dilution Accrual to the actual Contractual Dilution with respect to prior

Credit and Security Agreement 1751219676 23728593 31 Calculation Periods, in each case, in form and substance reasonably satisfactory to the Administrative Agent. (aa) Originator Account Ratio. The Servicer shall, and shall cause each Originator to, at all times ensure that for each Calculation Period commencing on or after January 31, 2024 (or such later date that is agreed to in writing by the Administrative Agent), the Originator Account Ratio for such Calculation Period does not exceed 5.0%. Section 5.2 Negative Covenants of Loan Parties. Until the Final Payout Date: (a) Name or Structural Changes. Borrower shall not (i) change its name, identity or legal structure (within the meaning of Section 9-507(c) of any applicable enactment of the UCC) or make any other change in the Borrower’s identity or corporate structure that could impair or otherwise render any UCC financing statement filed in connection with this Agreement or any other Transaction Document “seriously misleading” as such term (or similar term) is used in the UCC, (ii) permit itself to merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, (iii) undertake any division of its rights, assets, obligations or liabilities pursuant to a plan of division or otherwise pursuant to applicable Law, (iv) permit itself to form any Subsidiaries or (v) permit itself to be directly owned by any Person other than Columbus, in each case, without (x) the prior written consent of the Administrative Agent and (y) delivery to the Administrative Agent of all financing statements, instruments and other documents and opinions reasonably requested by the Administrative Agent in connection with such change. In addition, Borrower will not (i) change or relocate its chief executive office or any office where Records are kept unless it gives the Administrative Agent written notice of such change not later than ten (10) days thereafter and (ii) change its jurisdiction of organization to any location other than the State of Delaware. (b) Change in Payment Instructions to Obligors. Except as may be required by the Administrative Agent pursuant to Section 6.2(d) during the Dominion Period, no Columbus Party will (i) add any bank as a Collection Account Bank or (ii) add any Borrower Lock-Box or Collection Account, in each case, unless the Administrative Agent shall have received: (A) at least ten (10) days before the proposed effective date therefor, written notice of such addition, together with an updated version of Exhibit IV-A to this Agreement and (B) an executed Collection Account Control Agreement (or an executed amendment to an existing Collection Account Control Agreement) with respect to the new Collection Account or Borrower Lock-Box, in form and substance acceptable to the Administrative Agent, prior to depositing any Collections therein. Such Columbus Party will not (i) add any bank as an Originator Account Bank or (ii) add any Originator Lock-Box or Originator Account, in each case, without the prior written consent of the Administrative Agent. Neither the Master Servicer nor the Borrower shall terminate or close any Collection Account Bank, any Collection Account or any Borrower Lock-Box, in any case, without the prior written consent of the Administrative Agent. In addition, except as may be required by the Administrative Agent pursuant to Section 6.2(d) during the Dominion Period, no Columbus Party will make any change in the instructions to any Obligor as to where payments on the Pool Receivables should be made; provided, however, that the Master Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account that on and after the Post-Closing Date is subject to a Collection Account Control Agreement.

Credit and Security Agreement 1751219676 23728593 32 (c) Modifications to Contracts and Credit and Collection Policy. The Master Servicer will not make any change to the Credit and Collection Policy that could reasonably be expected to materially and adversely affect the collectability of any material portion of the Pool Receivables or materially decrease the credit quality of any material portion of the newly created Pool Receivables (including changes that would materially increase the Contractual Dilution with respect to the Pool Receivables) without the prior written consent of the Administrative Agent. Except as provided in Section 6.2(d) or to the extent that a Deemed Collection payment has been made in accordance with Section 1.5 and, no Columbus Party will, or will permit any Originator to, extend, amend or otherwise modify the payment terms of any Pool Receivable or any Contract related to such Pool Receivable in any material respect other than in accordance with the Credit and Collection Policy. (d) Sales, Liens. Other than the ownership and Security Interests contemplated by the Transaction Documents and the Permitted Liens, Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Pool Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Pool Receivable arises, or any Lock-Box, Originator Account or Collection Account, or assign any right to receive income with respect thereto, and Borrower will defend the right, title and interest of the Administrative Agent and the Lenders in, to and under any of the foregoing property, against all claims of third parties claiming through or under Borrower or any Originator. (e) Termination of Sale Agreement. Borrower will not terminate the Sale Agreement or send any termination notice to any Originator in respect thereof, without the prior written consent of each of the Lenders. (f) Restricted Junior Payments. After the occurrence and during the continuance of any Amortization Event or Overadvance, Borrower will not make any Restricted Junior Payment while any Borrower Obligations remain outstanding. (g) Borrower Indebtedness. Except as contemplated by the Transaction Documents, Borrower will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Borrower Obligations and (ii) other current accounts payable arising in the ordinary course of business and not overdue, unless such overdue accounts payable are disputed and being contested in good faith. (h) Use of Proceeds. Borrower will not use the proceeds of any Advance, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any margin stock. Borrower shall not request any Incremental Advance, and Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance, directly or indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Credit and Security Agreement 1751219676 23728593 33 (i) Collections. Neither the Master Servicer nor the Borrower will permit any funds other than Collections on Pool Receivables to be deposited into any Collection Account or any Originator Account. (j) Change in Contractual Dilution Accrual. The Master Servicer will not make any material change in the methodology used to calculate Contractual Dilution Accrual without the prior written consent of the Lenders. (k) Permitted Disbursements. The Master Servicer will not permit the aggregate amount of Permitted Disbursements during any calendar month to exceed $15,000,000. ARTICLE VI. ADMINISTRATION AND COLLECTION Section 6.1 Designation of the Master Servicer. (a) The servicing, administration and collection of the Pool Receivables shall be conducted by such Person (the “Master Servicer”) so designated from time to time in accordance with this Section 6.1. Columbus is hereby designated as, and hereby agrees to perform the duties and obligations of, the Master Servicer pursuant to the terms of this Agreement. At any time after the occurrence and during the continuance of an Amortization Event or a Potential Amortization Event resulting from an action or inaction of, or circumstance existing with respect to, the Master Servicer (each, a “Master Servicer Termination Event”), the Administrative Agent and the Lenders may, upon written notice to the current Master Servicer and Borrower, designate as the Master Servicer any Person to succeed Columbus or any successor Master Servicer. (b) Columbus may delegate to the other Originators, as sub-servicers of the Master Servicer (each, a “Sub-Servicer”), certain of its duties and responsibilities as the Master Servicer hereunder in respect of the Receivables originated by such other Originators, so long as such delegation does not cause the Borrower to be subject to taxation in any jurisdiction outside of the United States. Without the prior written consent of the Lenders and the Borrower, the Master Servicer shall not be permitted to delegate any of its duties or responsibilities as the Master Servicer to any Person other than (i) the Originators, and (ii) with respect to certain Charged-Off Receivables, outside collection agencies in accordance with its customary practices. None of the Sub-Servicers shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Master Servicer delegated to it by Columbus or any successor Master Servicer. If at any time following the occurrence of a Master Servicer Termination Event, the Lenders shall designate as the Master Servicer any Person other than Columbus, all duties and responsibilities theretofore delegated by Columbus to any of the Sub-Servicers may, at the discretion of the Administrative Agent, be terminated forthwith on notice given by the Administrative Agent to Columbus and Borrower. (c) Notwithstanding the foregoing subsection (b), (i) the Master Servicer shall be and remain primarily liable to the Administrative Agent and the Lenders for the full and prompt performance of all duties and responsibilities of the Master Servicer hereunder in accordance with the terms hereof and (ii) the Administrative Agent and the Lenders shall be entitled to deal exclusively with the Master Servicer in matters relating to the discharge by the Master Servicer of its duties and responsibilities hereunder. The Administrative Agent and the Lenders shall not be required to give

Credit and Security Agreement 1751219676 23728593 34 notice, demand or other communication to any Person other than the Master Servicer in order for communication to the Master Servicer and the Sub-Servicers or other delegate with respect thereto to be accomplished. The Master Servicer, at all times that it is the Master Servicer, shall be responsible for providing any Sub-Servicer or other delegate of the Master Servicer with any notice given to the Master Servicer under this Agreement, as necessary for such Sub-Servicer or other delegate to perform its respective obligations in such capacity. (d) Notwithstanding anything to the contrary herein or in any other Transaction Document, (i) prior to the occurrence of the related Proxy Category Termination Date, each Proxy Category (A) shall be used for purposes of preparing each Settlement Report and the related calculation of the Net Pool Balance and the Borrowing Base, in each case, in replacement of the actual amounts for which such proxy is designed to approximate (and the use of such proxy in accordance with this Agreement in lieu of the actual amounts which such proxy is designed to approximate shall not constitute an inaccuracy or misstatement in any such Settlement Report or calculation of the Net Pool Balance or the Borrowing Base, in each case, prior to the related Proxy Category Termination Date) and (B) may be updated from time to time in accordance with the terms of the definition of the related Proxy Percentage and (ii) on and after the occurrence of the Proxy Category Termination Date with respect to any Proxy Category, such Proxy Category shall no longer be used and instead the actual amounts shall be used for purposes of preparing each Settlement Report and the related calculation of the Net Pool Balance and the Borrowing Base. Section 6.2 Duties of the Master Servicer. (a) The Master Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. (b) The Master Servicer shall direct, or cause the Originators to direct, all Obligors to make payments of the Pool Receivables (w) directly to a Borrower Lock-Box that clears through a Collection Account which at all times on and after the Post-Closing Date is subject to an enforceable Collection Account Control Agreement, (x) directly to a Collection Account which at all times on and after the Post-Closing Date is subject to an enforceable Collection Account Control Agreement, (y) directly to an Originator Lock-Box that clears through an Originator Account or (z) directly to an Originator Account. If, notwithstanding the foregoing, any Obligor makes payment other than directly to a Lock-Box, an Originator Account or a Collection Account, Borrower and the Master Servicer agree to remit, or to cause the applicable Originator to remit, such Collections (including any security deposits applied to the Outstanding Balance of any Pool Receivable) on Pool Receivables directly to the relevant Collection Account that, at all times on and after the Post-Closing Date, is subject to a Collection Account Control Agreement within two (2) Business Days after payment thereof, and further agrees that all such Collections shall be deemed to be received in trust for the Administrative Agent and the Lenders. The Master Servicer shall cause all Collections on Pool Receivables deposited or received in any Originator Lock-Box or any Originator Account to be promptly remitted to a Collection Account no later than the first Settlement Date immediately following receipt thereof. The Master Servicer shall use commercially reasonable efforts to ensure that on and after the Post-Closing Date each Obligor remits all payments on the Pool Receivables directly to a Borrower Lock-Box or directly to a Collection Account. The Master Servicer shall ensure that no disbursements are made from any Collection Account or any Originator Account, other than (i) such disbursements that are made at the direction

Credit and Security Agreement 1751219676 23728593 35 and for the account of the Borrower and (ii) Permitted Disbursements. In the event that any Permitted Disbursement occurs, the Master Servicer shall on the first Settlement Date immediately following the effectiveness thereof, pay the amount of such Permitted Disbursement directly to a Collection Account (or as otherwise directed by the Administrative Agent at such time) for the benefit of the Secured Parties for application pursuant to Section 2.1. (c) [Reserved]. (d) The Master Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. Subject to the last sentence of this Section 6.2(d), the Master Servicer (and during the Dominion Period, unless and until remitted to the Master Servicer, the Administrative Agent) shall hold in trust for the account of Borrower and each Lender their respective shares of the Collections in accordance with Article II. Prior to the Final Payout Date, to the extent any Collections come into the possession of the Master Servicer, the Master Servicer shall, upon the request of the Administrative Agent, segregate, in a manner acceptable to the Administrative Agent, all such Collections from the general funds of the Master Servicer or Borrower prior to the remittance thereof in accordance with Article II to the extent of any accrued and unpaid Aggregate Unpaids. Subject to Section 2.2, at all times while the Master Servicer is required to segregate Collections pursuant to the preceding sentence, the Master Servicer shall segregate and deposit with a bank designated by the Administrative Agent such allocable share of Collections of Pool Receivables set aside for the Lenders on the second (2nd) Business Day following receipt thereof by the Master Servicer of such Collections, duly endorsed or with duly executed instruments of transfer. Notwithstanding anything in this Agreement to the contrary, for so long as the Administrative Agent has not requested the segregation of Collections in accordance with this Section 6.2(d) and Columbus or one of its Affiliates is the Master Servicer, the Master Servicer may process Collections as part of a central cash management system maintained by Columbus and its Affiliates, which system shall include written records (which may be electronic) of all debits and credits attributable to Borrower and the Pool Receivables and, other than during the Dominion Period, such funds may be commingled with other funds of Columbus and its Affiliates. (e) The Master Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Pool Receivable or adjust the Outstanding Balance of any Pool Receivable as the Master Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable, Defaulted Receivable or Charged-Off Receivable or limit the rights of the Administrative Agent or the Lenders under this Agreement. Notwithstanding anything to the contrary contained herein, following the occurrence and during continuation of an Amortization Event, the Administrative Agent shall have the absolute and unlimited right to direct the Master Servicer to commence or settle any legal action with respect to any Defaulted Receivable or to foreclose upon or repossess any Related Security to the extent not in contravention of the related Contracts or applicable Law. (f) The Master Servicer shall hold in trust for Borrower and the Administrative Agent and each Lender all Records in its possession that (i) evidence or relate to the Pool Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Pool Receivables and shall, following the occurrence and during the continuance of an Amortization Event, as soon as practicable upon demand of the Administrative Agent, deliver or make available to the Administrative Agent all such Records, at a place selected by the Administrative Agent. The Master Servicer shall, one (1) Business Day following receipt thereof, turn over to Borrower any cash

Credit and Security Agreement 1751219676 23728593 36 Collections or other cash proceeds in accordance with Article II. The Master Servicer shall, from time to time at the reasonable request of the Administrative Agent or any Lender, furnish to the Lenders (not later than two (2) Business Days after any such request) a calculation of the amounts set aside for the Lenders pursuant to Article II. (g) If any payment by an Obligor in respect of any Indebtedness owed by it to an Originator or Borrower has not been applied to the applicable invoice within 30 days after its receipt thereof, such payment shall, as between such Originator or Borrower and the Administrative Agent and the Lenders, except as otherwise specified by such Obligor or otherwise required by Contract or law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. Section 6.3 Collection Accounts. As of each day on and after the Post-Closing Date, Borrower has with respect to each Collection Account, granted to the Administrative Agent for the benefit of the Secured Parties “control” (within the meaning of the UCC) over such Collection Account. Section 6.4 Notice of Exclusive Control. The Administrative Agent is authorized to date and to deliver to each Collection Account Bank a Notice of Exclusive Control at any time after the occurrence and during the continuance of a Dominion Trigger Event. Subject to the terms of the applicable Collection Account Control Agreement, on and after the Post-Closing Date Borrower has transferred to the Administrative Agent, for the benefit of the Secured Parties, exclusive “control” or a perfected security interest, as applicable, over each Collection Account identified on Exhibit IV-A hereto; provided, however, that the Loan Parties shall retain the right to direct dispositions of funds from the Collection Accounts so long as the Dominion Period is not continuing. Each of the Loan Parties hereby authorizes the Administrative Agent, and agrees that the Administrative Agent shall be entitled (a) at any time during the Dominion Period, to endorse the applicable Columbus Party’s (or the applicable Originator’s) name on checks and other instruments representing Collections on Pool Receivables, (b) at any time during the Dominion Period, to enforce the Pool Receivables, the related Contracts and the Related Security, (c) at any time during the Dominion Period, to notify the Obligors of Pool Receivables to remit payments thereon directly to the Administrative Agent, (d) at any time during the Dominion Period, to direct the Master Servicer, each Originator and the Borrower to remit Collections on Pool Receivables directly to the Administrative Agent and (e) at any time during the Dominion Period, to take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Pool Receivables to come into the possession of the Administrative Agent rather than the Loan Parties. Section 6.5 Responsibilities under Contracts. Anything herein to the contrary notwithstanding, the exercise by the Administrative Agent and the Lenders of their rights hereunder shall not release the Master Servicer, any Originator, Performance Guarantor or Borrower from any of their duties or obligations with respect to any Pool Receivables or under the related Contracts. The Lenders shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Borrower, Performance Guarantor or any Originator.

Credit and Security Agreement 1751219676 23728593 37 Section 6.6 Reports. (a) On each Monthly Reporting Date, the Master Servicer shall prepare and deliver not later than 11:00 a.m. (New York City time) to the Administrative Agent, for distribution to the Lenders, (i) a Monthly Report for the calendar month (or portion thereof) then most recently ended (appropriately completed and executed), and (ii) an electronic file of the data contained therein. (b) If a Level I Ratings Event has occurred and is continuing, the Master Servicer shall prepare and deliver to the Administrative Agent, for distribution to the Lenders, not later than 11:00 a.m. (New York City time) on the second (2nd) Business Day following the last day of each calendar week, (i) a Weekly Report and (ii) an electronic file of the data contained therein. (c) If requested by the Administrative Agent on any Business Day, the Master Servicer shall prepare and deliver to the Administrative Agent, for distribution to the Lenders, not later than 1:00 p.m. (New York City time) on the following Business Day, a pro forma calculation of the Borrowing Base at such time. (d) At such times as the Administrative Agent shall reasonably request, the Master Servicer shall prepare and deliver to the Administrative Agent not later than 11:00 a.m. (New York City time) five (5) Business Days after such request a listing by Obligor of all Pool Receivables together with an aging of such Pool Receivables; provided that (i) the Master Servicer shall not be required to deliver any such report more than once per month and (ii) such report shall be calculated as of the end of the Calculation Period preceding the Calculation Period during which such request was made. Section 6.7 Servicing Fees. In consideration of Columbus’s agreement to act as the Master Servicer hereunder, so long as Columbus shall continue to perform as the Master Servicer hereunder, Columbus shall be paid a fee (the “Servicing Fee”) on each Monthly Payment Date, in arrears for the immediately preceding Calculation Period, equal to 1.0% per annum of the aggregate Outstanding Balance of all Pool Receivables as of the first day of such period. The Master Servicer shall retain the payment of the Servicing Fee from Collections held on behalf of Borrower pursuant to Section 2.1. At any time while the Master Servicer is not an Affiliate of Borrower, the Servicing Fee shall be computed at such rate per annum as the Administrative Agent, Borrower and the substitute Master Servicer may mutually agree. ARTICLE VII. AMORTIZATION EVENTS Section 7.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an “Amortization Event”: (a) (i) Borrower shall fail to pay Principal on any of the Loans on the date due or (ii) any Overadvance shall exist and shall fail to be cured within the time period set forth in Section 1.3(a); or (b) Borrower shall fail to pay Interest on the Loans or any Fees payable pursuant to the Fee Letter within three (3) Business Days of the date such Interest or Fees are due; or

Credit and Security Agreement 1751219676 23728593 38 (c) Any Columbus Party shall fail to pay any other fee or other amount payable pursuant to this Agreement or any of the other Transaction Documents within three (3) Business Days after written notice to such Columbus Party by the Administrative Agent or any Lender; or (d) Any representation or warranty made by any Columbus Party under this Agreement or any of the other Transaction Documents or any written statement made by any Columbus Party in any financial statement, certificate, report, exhibit or document furnished by any Columbus Party to the Administrative Agent or any Lender pursuant to this Agreement or the other Transaction Documents shall prove to have been false or misleading in any material respect as of the time made; or (e) Any Columbus Party shall default in the performance or observance of any covenant contained in Section 5.2 of this Agreement; or (f) Any Columbus Party shall default in the performance or observance of any covenant contained in Section 6.6 of this Agreement and such default shall continue for a period of three (3) Business Days; or (g) Any Columbus Party shall default in the performance or observance of any other covenant, agreement or duty under this Agreement or any other Transaction Document (not constituting an Amortization Event under any other provision of this Section 7.1) and such default shall continue for a period of thirty (30) consecutive days; or (h) (i) Any “Event of Default” (under and as defined in the Credit Agreement) shall occur and be continuing; or (ii) any Columbus Party or any of its Affiliates shall (A) default (as principal or guarantor or other surety) in any payment of principal of or interest on any obligation (or set of related obligations) for borrowed money in excess of the Threshold Amount beyond any period of grace with respect to the payment or, if any such obligation (or set of related obligations) is or are payable or repayable on demand, fail to pay or repay such obligation or obligations when demanded, or (B) default in the observance of any other covenant, term or condition contained in any agreement or instrument by which such an obligation (or set of related obligations) is or are created, secured or evidenced, if the effect of such default is to give the applicable holder or holders of such obligation or obligations (or a trustee or agent on behalf of such holder or holders) the right (whether acted upon or not) to accelerate the maturity of all or part of such obligation or obligations or to terminate the commitment of any lender thereunder; or (i) (i) One or more final judgments for the payment of money in excess of the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage thereof) shall have been entered against Columbus, the Master Servicer, any Originator or the Performance Guarantor and shall remain undischarged or unstayed for a period of thirty (30) consecutive days; or (ii) one or more final judgments for the payment of money shall have been entered against the Borrower; or (j) A writ or warrant of attachment, garnishment, execution, distraint or similar process shall have been issued against the Borrower or any of its properties; or

Credit and Security Agreement 1751219676 23728593 39 (k) Any Columbus Party shall be required to register as, an “investment company” within the meaning of the Investment Company Act; or (l) A Change of Control shall occur; or (m) Borrower shall fail (i) at any time (other than for ten (10) Business Days following notice of the death or resignation of any Independent Manager) to have a director who satisfies the definition of “Independent Manager” or (ii) to timely notify the Administrative Agent of any replacement or appointment of any Independent Manager as required pursuant to Section 5.1(q) of this Agreement; or (n) (i) An ERISA Event occurs which has resulted or would reasonably be expected to result in liability of a Columbus Party or a Subsidiary or any ERISA Affiliate in an aggregate amount in excess of the Threshold Amount, or (ii) a Columbus Party, any Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (o) Any Event of Bankruptcy shall occur with respect to any Columbus Party; or (p) Any Columbus Party shall cease to be Solvent; or (q) (i) Any Person other than Columbus or the Credit Agreement Agent shall, directly or indirectly, have an Adverse Claim on any issued and outstanding Capital Stock or other equity interests of Borrower, (ii) any Person is foreclosing upon or otherwise exercising any remedies with respect to any Capital Stock or other equity interests of Borrower or otherwise amending or challenging the enforceability of any Organizational Document of the Borrower or any provision thereof or (iii) any Person is foreclosing upon or otherwise exercising any remedies with respect to any Subordinated Note or otherwise challenging the enforceability of any Subordinated Note or any provision thereof; or (r) As at the end of any calendar month: (i) the average of the Delinquency Ratios for the three months then most recently ended shall exceed 13.0016.00%; (ii) the average of the Default Ratios for the three months then most recently ended shall exceed 3.00%; or (iii) the average of the Dilution Ratios for the three months then most recently ended shall exceed 10.00%; or (s) Either (i) the “Termination Date” under and as defined in the Sale Agreement shall occur with respect to any Originator or (ii) any Originator shall for any reason cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Borrower under the Sale Agreement; or (t) The Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance Guarantor shall

Credit and Security Agreement 1751219676 23728593 40 contest in any proceeding in any court or any mediation or arbitral proceeding such effectiveness, validity, binding nature or enforceability of its obligations thereunder; or (u) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Borrower, or any other Columbus Party shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; or (v) The Sale Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of any Originator, or any other Columbus Party shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; or (w) The Administrative Agent (for the benefit of the Secured Parties) shall cease to have a valid and perfected first priority perfected security interest under all applicable laws, in (i) any material part of the Pool Receivables, the Related Security or Collections with respect thereto or (ii) any Collection Account, in each case, free and clear of any Adverse Claim; or (x) The Borrower and its assigns shall cease to have a valid and perfected first priority perfected Security Interest under all applicable laws, in any material portion of the Pool Receivables, the Related Security or Collections with respect thereto, free and clear of any Adverse Claim; or (y) An event has occurred and is continuing that could reasonably be expected to have a Material Adverse Effect; (z) The Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any of the Pool Receivables or Related Security; (aa) The PBGC shall file notice of a Lien pursuant to Section 303(k) or 4068 of ERISA with respect to any of the Pool Receivables or Related Security; or (bb) There shall have occurred any event which materially and adversely impacts, in the reasonable discretion of the Administrative Agent, the collectability of the Pool Receivables generally or any material portion thereof; or (cc) The occurrence of a Financial Covenant Breach. Section 7.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Administrative Agent may, and upon the direction of any Lender, shall, take any of the following actions: (i) upon notice to any Columbus Party, declare the Amortization Date to have occurred, whereupon Advances shall cease and the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Columbus Party; provided, however, that upon the occurrence of an Amortization Event described in Section 7.1(o), the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Columbus Party, (ii) deliver the Notices of Exclusive Control, and (iii) notify Obligors of the Administrative Agent’s and Lenders’ interest in the Pool Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in

Credit and Security Agreement 1751219676 23728593 41 addition to all other rights and remedies of the Administrative Agent and the Lenders otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC and all other applicable Laws, all of which rights shall be cumulative. For the avoidance of doubt, the occurrence of the Amortization Date shall result in the termination of Advances under this Agreement. ARTICLE VIII. INDEMNIFICATION Section 8.1 Indemnities by Borrower. (a) Without limiting any other rights that the Administrative Agent or any of the Lenders may have hereunder or under applicable Law, Borrower hereby agrees to indemnify (and pay upon demand to) the Administrative Agent, the Lenders and their respective successors, assigns, officers, directors, agents and employees (each of the foregoing, an “Indemnified Party”) from and against any and all damages, losses, claims, Taxes, liabilities, costs, reasonable expenses and for all other amounts payable, including reasonable fees and disbursements of external counsel in suits by parties to the Transaction Documents against one another and by third parties (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by the Administrative Agent or any Lender of an interest in the Receivables excluding, however, in all of the foregoing instances: (A) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence, willful misconduct or fraud on the part of the Indemnified Party seeking indemnification or any of its Affiliates; (B) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or (C) Taxes (which shall be governed by Sections 8.3 and 8.5) other than any Taxes enumerated below or any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim; provided, however, that nothing contained in this sentence shall limit the liability of Borrower or limit the recourse of the Administrative Agent or the Lenders to Borrower for amounts otherwise specifically provided to be paid by Borrower under the terms of the Transaction Documents. Without limiting the generality of the foregoing indemnification, Borrower shall indemnify the Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible Receivables, regardless of whether reimbursement therefor would constitute recourse to Borrower) relating to or resulting from: (i) any representation or warranty made by any Columbus Party (or any officers of any such Person) under or in connection with this Agreement, any other Transaction

Credit and Security Agreement 1751219676 23728593 42 Document or any other information or report required to be delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made; (ii) the failure by any Columbus Party to comply with any applicable Law with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable Law or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract; (iii) any failure of any Columbus Party to perform its duties, covenants or other obligations in accordance with the provisions of any Transaction Document to which it is a party; (iv) any environmental liability, products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable; (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services; (vi) the commingling of Collections of Receivables at any time with other funds; (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Advance, the ownership of the Collateral or any other investigation, litigation or proceeding relating to any Columbus Party in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby; (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding; (ix) any claim brought by any Person other than a Indemnified Party arising from any activity by the any Columbus Party in servicing, administering or collecting any Receivable; (x) any failure of Borrower to acquire and maintain legal and equitable title to, and ownership of any Pool Receivable and the Related Security and Collections with respect thereto from an Originator, free and clear of any Adverse Claim; or any failure of Borrower to give reasonably equivalent value to an Originator under the Sale Agreement in consideration of

Credit and Security Agreement 1751219676 23728593 43 the transfer by it of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action; (xi) any failure to vest and maintain vested in the Administrative Agent (for the benefit of the Secured Parties) a valid and perfected first priority perfected security interest under all applicable Laws in the Collateral, free and clear of any Adverse Claim; (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral, whether on the date hereof or at any subsequent time; (xiii) the failure by any Columbus Party to pay when due any Taxes, including, without limitation, sales, excise or personal property taxes; (xiv) any action or omission by any Columbus Party which reduces or impairs the rights of the Administrative Agent or the Lenders with respect to any Collateral or the value of any Collateral; (xv) any attempt by any Person to void any Advance or the Security Interest in the Collateral granted hereunder, whether under statutory provision, common law or equitable action; (xvi) any civil penalty or fine assessed by OFAC or any other Governmental Authority administering any Anti-Corruption Law, Anti-Money Laundering Laws or Sanctions, incurred in connection with the Transaction Documents; (xvii) any Contractual Dilution; (xviii) Collections of Receivables being initially deposited in any bank account other than a Collection Account; (xix) the payment of any Permitted Disbursement; (xx) any failure of any Columbus Party to perform any of their respective duties or obligations under any Contract related to any Unperformed Receivable; or (xxi) the failure of any Receivable included in the calculation of the Borrowing Base as an Eligible Receivable to be an Eligible Receivable at the time so included. Section 8.2 Indemnities by the Master Servicer. (a) Without limiting any other rights that the Administrative Agent or any Lender may have hereunder or under applicable law, the Master Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party from and against any and all damages, losses, claims, liabilities, costs, reasonable expenses and for all other amounts payable, including reasonable fees and disbursements of external counsel (all of the foregoing being collectively referred to as “Master Servicer Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a

Credit and Security Agreement 1751219676 23728593 44 result of the Master Servicer’s failure to duly and punctually perform its obligations under this Agreement excluding, however, in all of the foregoing instances: (A) Master Servicer Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Master Servicer Indemnified Amounts resulted from gross negligence, willful misconduct or fraud on the part of an Indemnified Party or any of its Affiliates; (B) Master Servicer Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; and (C) Taxes (which shall be governed by Sections 8.3 and 8.5) other than any Taxes enumerated below or any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim; provided, however, that nothing contained in this sentence shall limit the liability of the Master Servicer or limit the recourse of the Lenders to the Master Servicer for Collections received by the Master Servicer and required to be remitted by it under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, the Master Servicer shall indemnify the Indemnified Parties for Master Servicer Indemnified Amounts (including, without limitation, losses in respect of uncollectible Receivables, regardless of whether reimbursement therefor would constitute recourse to the Master Servicer) relating to or resulting from: (i) any representation or warranty made by the Master Servicer (or any officers of the Master Servicer) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made; (ii) the failure by the Master Servicer to comply with any applicable Law with respect to the collection of any Receivable or Related Security; or the failure of any Receivable or Related Security to comply with any applicable Law; (iii) any failure of the Master Servicer to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document; (iv) the commingling of Collections of Receivables or funds or other assets arising therefrom at any time with other funds; (v) any investigation, litigation or proceeding relating to the Master Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby, or by any other Transaction Document; (vi) any amounts payable by the Administrative Agent to any Collection Account Bank under the applicable Collection Account Control Agreement;

Credit and Security Agreement 1751219676 23728593 45 (vii) any civil penalty or fine assessed by OFAC or any other Governmental Authority administering any Anti-Corruption Law, Anti-Money Laundering Laws or Sanctions, incurred in connection with the Transaction Documents; (viii) any Contractual Dilution; (ix) Collections of Receivables being initially deposited in any bank account other than a Collection Account; (x) the payment of any Permitted Disbursement; (xi) any failure of any Columbus Party to perform any of their respective duties or obligations under any Contract related to any Unperformed Receivable; or (xii) any action or omission by the Master Servicer relating to its obligations hereunder or under any other Transaction Document which reduces or impairs the rights of the Administrative Agent or the Lenders with respect to any Pool Receivable or the value of any such Pool Receivable. (b) Notwithstanding anything to the contrary in any Transaction Document, if the Borrower is required to make any payment on account of Taxes under Section 8.5, or on or in relation to any of the transactions contemplated hereunder or under the other Transaction Documents (including, without limitation, any Taxes imposed by any jurisdiction as a result of the Borrower having or being deemed to have a permanent establishment or other taxable presence (outside the United States) due to the activities of the Master Servicer, a Sub-Servicer or the Borrower in the jurisdiction imposing such Taxes), the Master Servicer undertakes in each case to promptly indemnify the Borrower against such payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith. Section 8.3 Increased Cost and Reduced Return. (a) If after the Closing Date, the Administrative Agent or any Lender shall be charged any fee, expense or increased cost on account of the adoption after the date hereof of any applicable Law, rule or regulation (including any applicable Law, rule or regulation regarding capital adequacy and any accounting principles) or any change after the date hereof in any applicable Law, rule or regulation, or any change after the date hereof in the interpretation or administration of any applicable Law, rule or regulation by the Financial Accounting Standards Board or any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a “Regulatory Change”): (a) that subjects the Administrative Agent or any Lender to any Taxes—other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes—on its interest in the Collateral or its Commitment or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) that imposes, modifies or deems applicable any reserve, assessment, liquidity requirement, compulsory loan, insurance or other insurance-related charge, special deposit or similar requirement against assets of, deposits with or for the account of the Administrative Agent or a Lender, or credit extended or any commitments to extend credit by the Administrative Agent or any Lender pursuant to this Agreement or any other Transaction Document, or

Credit and Security Agreement 1751219676 23728593 46 (c) that imposes any other condition the result of which is to increase the cost to the Administrative Agent or any Lender of performing its obligations under the Transaction Documents, or to reduce the rate of return on the Administrative Agent’s or any Lender’s capital as a consequence of its obligations under the Transaction Documents, or to reduce the amount of any sum received or receivable by the Administrative Agent or any Lender under any Transaction Document or to require any payment calculated by reference to the amount of interests in Collateral, then, upon demand by the Administrative Agent or such Lender, Borrower shall pay to the Administrative Agent or such Lender such amounts charged to such Person to otherwise compensate such Person for such increased cost or such reduction; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted on July 21, 2010 and all requests, rules, guidelines or directives thereunder and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. For the avoidance of doubt, payments under this Section 8.3 in respect of increased Taxes shall be without duplication of any Taxes payable pursuant to Section 8.5. (b) Delay in Requests. Failure or delay on the part of the Administrative Agent or any Lender to demand compensation pursuant to this Section 8.3 shall not constitute a waiver of the Administrative Agent’s or such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate the Administrative Agent or any Lender pursuant to this Section 8.3 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that the Administrative Agent or such Lender, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of the Administrative Agent’s or such Lender’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). Section 8.4 Other Costs and Expenses. Borrower shall pay (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, which shall be limited to the reasonable and documented or invoiced out-of-pocket fees, disbursements and other charges of (i) one primary outside counsel, and (ii) if necessary, of one regulatory and one local counsel retained by the Lender in each relevant regulatory field and each relevant jurisdiction, respectively and (iii) in the case of a conflict of interest, one additional separate counsel for each group of similarly affected parties), in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Transaction Documents (including amounts incurred by the Administrative Agent in connection with certificates, searches and reports ordered by the Administrative Agent with respect to the Loan Parties during the term of this Agreement) or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (b) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable fees, charges and disbursements of one primary outside counsel to the Administrative Agent and the Lenders taken as a whole, and, if necessary, one local counsel in each relevant jurisdiction and special counsel and, in the event of any actual or potential conflict of interest, one additional counsel for each Lender subject to such conflict), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Transaction Documents, including its rights under this Section 8.4.

Credit and Security Agreement 1751219676 23728593 47 Section 8.5 Taxes. (a) Any and all payments by or on account of any obligation of the Loan Parties under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of such Loan Party or the Administrative Agent, as applicable) requires the deduction or withholding of any Tax from any such payment by such Loan Party or the Administrative Agent, then such Person shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by such Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 8.5) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the written request of the applicable Recipient timely reimburse it for the payment of, any Other Taxes. (c) Borrower and Master Servicer shall indemnify each Recipient, on the first Settlement Date which is at least forty-five (45) days after demand therefor, for the full amount of any (I) Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 8.5) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Recipient will promptly notify Borrower of any event of which it has knowledge, which will entitle such Recipient to compensation pursuant to this Section 8.5; provided, however, that failure of any Recipient to demand indemnification for any Taxes shall not constitute a waiver of such right to indemnification. Any notice claiming indemnification under this Section 8.5 shall set forth in reasonable detail the additional amount or amounts to be paid to it hereunder and shall be conclusive in the absence of manifest error. Master Servicer shall indemnify each Recipient for any damages and losses from any breach of the covenants in Section 5.1(u) and for any failure of Borrower to make any payment required pursuant to this Section 8.5. (d) Each Recipient agrees that it will use reasonable efforts to reduce or eliminate any claim for indemnity pursuant to this Section 8.5, including, subject to applicable law, a change in the funding office of such Recipient; provided, however, that nothing contained herein shall obligate any Recipient to take any action that imposes on such Recipient any additional unreimbursed costs or imposes material legal or regulatory burdens, or that would otherwise be disadvantageous to such Recipient. Borrower hereby agrees to pay all reasonable costs and expenses incurred by a Recipient in connection with any such action. (e) If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 8.5 (including by the payment of additional amounts pursuant to this Section 8.5), it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made under this Section 8.5 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such Recipient and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Borrower, upon the request of such Recipient,

Credit and Security Agreement 1751219676 23728593 48 shall repay to such Recipient the amount paid over pursuant to this clause (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (e), in no event will the Recipient be required to pay any amount to Borrower pursuant to this clause (e) the payment of which would place the Recipient in a less favorable net after-Tax position than the Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to Borrower or any other Person. (f) Each Lender shall deliver to Borrower, Master Servicer and the Administrative Agent, on or prior to the date on which such Lender becomes a Lender under this Agreement and as otherwise prescribed by applicable law or reasonably requested by Borrower or the Administrative Agent, such valid, properly completed and duly executed forms, certificates and documentation (including, as applicable, Internal Revenue Service Form W-8ECI, W-8BEN-E, W-8IMY or W-9 or successor form of the foregoing), along with any applicable attachments (including, in case of a Person claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, a certificate reasonably satisfactory to Borrower to the effect that such Person is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower or Columbus within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code), prescribed by applicable law or reasonably requested by Borrower, Master Servicer or the Administrative Agent as will enable Borrower, Master Servicer or the Administrative Agent to determine whether or not such Lender is entitled to any exemption from or reduction in the rate of withholding. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower, Master Servicer and Administrative Agent, in writing of its legal inability to do so. (g) Each Lender agrees to indemnify the Administrative Agent for and hold the Administrative Agent harmless from (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes relating to payments by Borrower to such Lender or such indemnitee arising from such Lender’s failure to comply with this Section 8.5(g) or with the provisions of Section 10.6(a) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case together with any reasonable expenses arising therefrom or with respect thereto, regardless of whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Any notice claiming indemnification under this Section 8.5(g) shall set forth in reasonable detail the additional amount or amounts to be paid to it hereunder and shall be conclusive in the absence of manifest error. Each Lender hereby authorizes the Administrative Agent to set off any apply any and all amounts at any time owing to such Lender hereunder or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 8.5(g). (h) If a payment made to any Lender hereunder would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at

Credit and Security Agreement 1751219676 23728593 49 the time or times prescribed by law and at such time or times reasonably requested by Borrower and the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower and the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (h), the term “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. ARTICLE IX. THE ADMINISTRATIVE AGENT Section 9.1 Appointment. (a) Each Lender hereby irrevocably designates and appoints Wells Fargo Bank, National Association, as Administrative Agent hereunder, and authorizes the Administrative Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist against the Administrative Agent. (b) The provisions of this Article IX are solely for the benefit of the Administrative Agent and the Lenders, and the Loan Parties shall not have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article IX (other than as provided in Section 9.9), except that this Article IX shall not affect any obligations which the Administrative Agent or any Lender may have to any of the Loan Parties under the other provisions of this Agreement. (c) In performing its functions and duties hereunder, the Administrative Agent shall act solely as the Administrative Agent of the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Loan Parties or any of their respective successors and assigns. Section 9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under the applicable Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Section 9.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be

Credit and Security Agreement 1751219676 23728593 50 taken by it or them or any Person described in Section 9.2 under or in connection with the Transaction Documents (except for its, their or such Person’s own gross negligence, fraud or willful misconduct), or (ii) responsible in any manner to any of the Lenders or other agents for any recitals, statements, representations or warranties made by Borrower contained in any Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of either of Loan Parties to perform its respective obligations hereunder, or for the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered to the Administrative Agent. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, any Transaction Document, or to inspect the properties, books or records of Loan Parties. This Section 9.3 is intended solely to govern the relationship between the Administrative Agent, on the one hand, and the Lenders, on the other. Section 9.4 Reliance by the Administrative Agent and the Lenders. (a) Each of the Administrative Agent and the Lenders shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Loan Parties), independent accountants and other experts selected by the Administrative Agent or such Lender. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of all of the Lenders. (b) Any action taken by the Administrative Agent in accordance with Section 9.4(a) shall be binding upon all Lenders. Section 9.5 Notice of Amortization Events. The Administrative Agent and the Lenders shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event unless it has received notice from another party referring to this Agreement, stating that an Amortization Event or Potential Amortization Event has occurred hereunder and describing such Amortization Event or Potential Amortization Event. In the event that the Administrative Agent or one of the Lenders receives such a notice, it shall promptly give notice thereof to the other Lenders. The Administrative Agent shall take such action with respect to such Amortization Event or Potential Amortization Event as shall be directed by either of the Lenders. Section 9.6 Non-Reliance on the Administrative Agent or Other Lender. Each of the Lenders expressly acknowledges that the Administrative Agent, the other Lender, and the respective officers, directors, employees, agents, attorneys-in-fact or affiliates of any of the foregoing has made no representations or warranties to it and that no act by the Administrative Agent or the other Lender hereafter taken, including, without limitation, any review of the affairs of Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent or such other Lender. Each of the Lenders also represents and warrants to the Administrative Agent and the other Lender that it has, independently and without reliance upon any such Person (or any of their Affiliates) and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation

Credit and Security Agreement 1751219676 23728593 51 into, the business, operations, property, prospects, financial and other conditions and creditworthiness of Loan Parties and made its own decision to enter into this Agreement. Each of the Lenders also represents that it will, independently and without reliance upon any of the Administrative Agent or the other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of Loan Parties. The Administrative Agent, the Lenders and the respective Affiliates of the foregoing, shall have no duty or responsibility to provide any party to this Agreement with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of Loan Parties which may come into the possession of such Person or any of its respective officers, directors, managers, employees, agents, attorneys-in-fact or affiliates. Section 9.7 Indemnification of the Administrative Agent. The Lenders severally agree to indemnify the Administrative Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by Loan Parties and without limiting the obligation of Loan Parties to do so), ratably in accordance with their respective Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Administrative Agent acts in its capacity as Administrative Agent, or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the execution, delivery or performance of this Agreement or any other document furnished in connection herewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence, fraud or willful misconduct of the Administrative Agent or such Person, as the case may be, as finally determined by a court of competent jurisdiction). Section 9.8 Administrative Agent in Its Individual Capacity. The Administrative Agent in its individual capacity and the affiliates thereof may make loans to, accept deposits from and generally engage in any kind of business with Loan Parties and their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans, if any, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not one of the Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity. Section 9.9 Successor Administrative Agent. (a) The Administrative Agent may at any time give written notice of its resignation to the Lenders and Borrower. Upon receipt of any such notice of resignation, the Lenders shall have the right, with, prior to the occurrence of an Amortization Event, the consent of Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Lenders) (the “Resignation Closing Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of

Credit and Security Agreement 1751219676 23728593 52 the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Closing Date. Upon resignation or replacement of any Administrative Agent in accordance with this Section 9.9, the retiring Administrative Agent shall execute or authorize the filing of such UCC-3 assignments and amendments, and assignments and amendments of the Transaction Documents, as may be necessary to give effect to its replacement by a successor Administrative Agent. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Article VIII and this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Lenders may, to the extent permitted by applicable law, by written notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after delivery of such notice (or such earlier day as shall be agreed by the Lenders) (the “Removal Closing Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Closing Date. (c) With effect from the Resignation Closing Date or the Removal Closing Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Transaction Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Closing Date or the Removal Closing Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Transaction Documents (if not already discharged therefrom as provided above in this Section). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Transaction Documents, the provisions of this Article IX and Section 9.7 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Section 9.10 UCC Filings. Each of the Lenders hereby expressly recognizes and agrees that the Administrative Agent may be designated as the secured party of record on the various UCC filings required to be made under this Agreement and the party entitled to amend, release and terminate the UCC filings under the Sale Agreement in order to perfect their respective interests in the Receivables, Collections and Related Security, that such designation shall be for administrative convenience only in

Credit and Security Agreement 1751219676 23728593 53 creating a record or nominee holder to take certain actions hereunder on behalf of the Lenders and that such listing will not affect in any way the status of the Lenders as the true parties in interest with respect to the Collateral. In addition, such listing shall impose no duties on the Administrative Agent other than those expressly and specifically undertaken in accordance with this Article IX. ARTICLE X. ASSIGNMENTS; PARTICIPATIONS Section 10.1 Assignments and Transfer of Commitments. Each Lender shall have the right at any time or times to assign or transfer to an Eligible Assignee or any Affiliate of such Lender, without recourse, all or a portion of (a) that Lender’s Commitment, and (b) all Loans made by that Lender; provided, however, in each such case, that the transferor and the transferee shall have complied with the following requirements: (a) Prior Consent of Administrative Agent. No transfer may be consummated pursuant to this Section 10.1 without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, delayed or conditioned; (b) Prior Consent of Borrower. No transfer may be consummated pursuant to this Section 10.1 without the prior written consent of Borrower (other than (i) a transfer by any Lender to another Lender (other than an Impacted Lender) or an Eligible Assignee, (ii) a transfer by any Lender (other than an Impacted Lender) to any Affiliate of such Lender or (iii) a transfer occurring during the existence of an Amortization Event), which consent of Borrower shall not be unreasonably withheld, delayed or conditioned; (c) Minimum Amount. No transfer may be consummated pursuant to this Section 10.1 (other than a transfer by any Lender to an Affiliate of such Lender) in an aggregate amount less than (a) Five Million and 00/100 U.S. Dollars ($5,000,000.00) or (b) if such Lender’s Commitment is at any time less than Five Million and 00/100 U.S. Dollars ($5,000,000.00), the entire amount of such Lender’s Commitment; and (d) Agreement; Transfer Fee. Unless the transfer shall be to an Affiliate of the transferor or the transfer shall be due to merger of the transferor or for regulatory purposes, the transferor (A) shall remit to the Administrative Agent, for its own account, an administrative fee of Three Thousand, Five Hundred and 00/100 U.S. Dollars ($3,500.00) and (B) shall cause the transferee to execute and deliver to Borrower, the Administrative Agent and each Lender (1) an Assignment Agreement, in the form of Exhibit VI attached hereto and made a part hereof (an “Assignment Agreement”) together with the consents thereto in writing, and (2) such additional amendments, assurances and other writings as the Administrative Agent may reasonably require. (e) Upon satisfaction of the requirements of this Section 10.1, including the payment of the fee and the delivery of the documents set forth above, (A) the transferee shall become and thereafter be deemed to be a “Lender” for the purposes of this Agreement, (B) if the transferor transfers all of its interest, the transferor shall cease to be and thereafter shall no longer be deemed to be a “Lender” and shall have no further rights or obligations under or in connection herewith, and (C)

Credit and Security Agreement 1751219676 23728593 54 the signature pages hereof and Schedule A hereto shall be automatically amended, without further action, to reflect the result of any such transfer. Section 10.2 The Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain a copy of each Assignment Agreement delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment, Percentage, and Principal amount (and stated interest) of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, with respect to such information, and Borrower, the Administrative Agent and the Lenders shall treat each financial institution whose name is recorded in the Register pursuant to the terms hereof as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Section 10.3 Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment Agreement, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation and warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto; (b) The assigning Lender makes no representation or warranty and assumes no responsibility of the financial condition of any Columbus Party or any other Person primarily or secondarily liable in respect of any of the Indebtedness of Borrower to the Lenders, or the performance or observance by any Columbus Party or any other Person primarily or secondarily liable in respect of any of the Indebtedness of Borrower to the Lenders or any of their obligations under this Agreement or any of the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; (c) Such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 5.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Assignment Agreement; (d) Such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) Such assignee represents and warrants that it is an Eligible Assignee; (f) Such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other

Credit and Security Agreement 1751219676 23728593 55 Transaction Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) Such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and (h) Such assignee represents and warrants that it is legally authorized to enter into such Assignment Agreement. Section 10.4 No Assignment to Borrower. No such assignment shall be made to Borrower or any of Borrower’s Affiliates or Subsidiaries. Section 10.5 No Assignment to Natural Persons. No such assignment shall be made to a natural Person. Section 10.6 Participations. Each Lender shall have the right at any time or times, without the consent of any other party, to sell one or more participations or sub-participations to one or more financial institutions or any Affiliate of such Lender, in all or any part of that Lender’s Commitment and any Loan made by that Lender. (a) Rights Reserved. In the event any Lender shall sell any participation or sub-participation, that Lender shall, as between itself and the purchaser, retain all of its rights (including, without limitation, rights to enforce against the Loan Parties the Transaction Documents and any and all other documents in connection therewith) and duties pursuant to the Transaction Documents and any and all other documents in connection therewith, including, without limitation, that Lender’s right to approve any waiver, consent or amendment pursuant to Section 12.1; provided, however, that (a) any such participation shall be in a minimum amount of Five Million and 00/100 U.S. Dollars ($5,000,000.00) and (b) the holder of any such participation shall not be entitled to require such Lender to take any action hereunder except action directly affecting (i) any reduction in the principal amount or an interest rate on any Loan in which such holder participates; (ii) any extension of the Contractual Maturity Date or the date fixed for any payment of Interest or Principal payable with respect to any Loan in which such holder participates; and (iii) any reduction in the amount of any Fees payable under the Fee Letter with respect to any Loan in which such holder participates. Borrower hereby acknowledges and agrees that the participant under each participation (the “Participant”) shall for purposes of Sections 8.3, 8.4 and 8.5 be considered to be a “Lender”. Except as otherwise set forth herein, no participant shall have any rights or obligations hereunder, and the Loan Parties and the Administrative Agent shall continue to deal solely and directly with the Lenders in connection with the Lenders’ rights and obligations under this Agreement. Borrower agrees that each Participant shall be entitled to the benefits of Section 8.5 (subject to the requirements and limitations therein, including the requirements under Sections 8.5(f) and 8.5(g) (it being understood that the documentation required under Sections 8.5(f) and 8.5(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.1; provided that such Participant (A) agrees to be subject to the provisions of Section 8.5(d) as if it were an assignee under Section 10.1; and (B) shall not be entitled to receive any greater payment under Section 8.3 or 8.5, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a

Credit and Security Agreement 1751219676 23728593 56 register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (b) No Delegation. No participation shall operate as a delegation of any duty of the seller thereof. Under no circumstances shall any participation be deemed a novation in respect of all or any part of the seller’s obligations pursuant to this Agreement. Section 10.7 Pledge by Lenders. Notwithstanding any other provision of this Article X, any Lender may at any time pledge all or any portion of its interest and rights under the Transaction Documents to any of the federal reserve banks organized under Section 4 of the Federal Reserve Act of 1913, 12 U.S.C. §341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Transaction Documents. ARTICLE XI. GRANT OF SECURITY INTEREST Section 11.1 Grant of Security Interest. In addition to the interests which the Lenders may from time to time acquire pursuant hereto, Borrower hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties, a continuing Security Interest in all of Borrower’s right, title and interest in, to and under all Pool Receivables now existing or hereafter arising, all Related Security, all Collections and other rights and payments relating to such Pool Receivables and Related Security and each Lock-Box and each Collection Account, in each case, whether now existing or hereafter arising, and all proceeds of any of the foregoing (collectively, the “Collateral”), to secure the prompt and complete payment of the Borrower Obligations and the performance of all of Borrower’s obligations under the Transaction Documents. The Administrative Agent is hereby authorized to file a financing statement naming Borrower as the debtor and/or Borrower and describing the collateral covered thereby as “all assets and the proceeds thereof, whether now existing or hereafter arising.” The Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to the rights and remedies that it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

Credit and Security Agreement 1751219676 23728593 57 ARTICLE XII. MISCELLANEOUS Section 12.1 Waivers and Amendments. (a) No failure or delay on the part of the Administrative Agent or any of the Lenders in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. (b) This Agreement and the provisions hereof may only be amended, supplemented, modified or waived in a writing signed by Borrower, the Master Servicer, the Administrative Agent and the Lenders. (c) Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Section 12.2 Notices. Except as provided in this Section 12.2, all communications and notices provided for hereunder shall be in writing (including email, bank wire, facsimile or electronic transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or facsimile numbers set forth on Schedule 12.2 hereto or at such other address or facsimile number as such Person may hereafter specify in writing for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by facsimile or email, upon the receipt thereof, (b) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 12.2. Section 12.3 Setoff; Ratable Payments. (a) If an Amortization Event shall have occurred and be continuing, each Lender and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement or any other Transaction Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Transaction Document and although such obligations of Borrower may be

Credit and Security Agreement 1751219676 23728593 58 contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 1.8 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Aggregate Unpaids owing to such Defaulting Lender as to which it exercised such right of setoff. (b) If an Amortization Event shall have occurred and be continuing, each Lender and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Master Servicer against any and all of the obligations of the Master Servicer now or hereafter existing under this Agreement or any other Transaction Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Transaction Document and although such obligations of the Master Servicer may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 1.8 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Aggregate Unpaids owing to such Defaulting Lender as to which it exercised such right of setoff. (c) The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify Borrower, Master Servicer and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The provisions of this Section 12.3 shall not be construed to apply to any payment made by Borrower or Master Servicer pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender). (d) If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Lender (other than payments received pursuant to Section 8.3 or Section 1.8) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Aggregate Unpaids, such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Credit and Security Agreement 1751219676 23728593 59 Section 12.4 Intended Tax Characterization. The parties hereto intend and agree that, for the purposes of all Taxes, each Advance constitutes debt that is secured by the Pool Receivables, all Related Security and all Collections with respect thereto (the “Intended Tax Characterization”). The parties hereto agree to report and otherwise to act for the purposes of all Taxes in a manner consistent with the Intended Tax Characterization. Section 12.5 Protection of Ownership and Security Interests. (a) Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or more fully evidence the Administrative Agent’s Security Interest (on behalf of the Lenders) in the Collateral, or to enable the Administrative Agent or the Lenders to exercise and enforce their rights and remedies hereunder. At any time after the occurrence of an Amortization Event, the Administrative Agent may direct Borrower or the Master Servicer to notify the Obligors of Receivables, at Borrower’s expense, of the ownership or Security Interests of the Administrative Agent (on behalf of the Lenders) under this Agreement, and if such notification is not made within five (5) days after the Administrative Agent has so directed Borrower and the Master Servicer, the Administrative Agent may make such notification. Borrower or the Master Servicer (as applicable) shall, at the Administrative Agent’s or any Lender’s request, withhold the identity of the Administrative Agent or such Lender in any such notification. (b) If the Borrower or Master Servicer fails to perform any of its obligations hereunder, the Administrative Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligations, and the Administrative Agent’s or such Lender’s costs and expenses incurred in connection therewith shall be payable by Borrower as provided in Section 8.4. Section 12.6 Confidentiality. (a) General. The Administrative Agent and each Lender agree to keep confidential all information obtained from the Loan Parties or any Originator which is nonpublic and confidential or proprietary in nature (including without limitation any information a Columbus Party specifically designates as confidential), except as provided below, and to use such information only in connection with this Agreement and for the purposes contemplated hereby. The Administrative Agent and each Lender shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality of such information in accordance with the terms hereof, (ii) to assignees and Participants as contemplated by Section 10.6, and prospective assignees and participants, subject to the agreement of such Persons to maintain the confidentiality of such information in accordance with the terms hereof, (iii) to the extent requested by any bank regulatory authority or, with notice to the applicable Columbus Party, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement or the other Transaction Documents, (iv) in connection with the exercise of any remedies hereunder or under any other Transaction Document or any action or proceeding relating to this Agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder, (v) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (vi) if the applicable Columbus Party or Originator shall have consented, in writing, to such disclosure.

Credit and Security Agreement 1751219676 23728593 60 Notwithstanding anything herein to the contrary, the information subject to this Section 12.6 shall not include, and the Administrative Agent and the Lenders may disclose without limitation of any kind, any information with respect to the “Tax treatment” and “Tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such Tax treatment and Tax structure; provided that with respect to any document or similar item that in either case contains information concerning the Tax treatment or Tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the Tax treatment or Tax structure of the Loans and transactions contemplated hereby. (b) Sharing Information With Affiliates of the Lenders. The Loan Parties acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to the Loan Parties or one or more of its Affiliates (in connection with this Agreement or otherwise) by the Administrative Agent, a Lender or by one or more Subsidiaries or Affiliates thereof and each Columbus Party hereby authorizes the Administrative Agent and the Lenders to share any information delivered to the Administrative Agent or such Lender by any Columbus Party pursuant to this Agreement, or in connection with the decision of any Lender to enter into this Agreement, to any such Subsidiary or Affiliate of the Administrative Agent or such Lender, it being understood that any such Subsidiary or Affiliate of such Person receiving such information shall be bound by the provisions of this Section 12.6 as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans and termination of the Commitments. Section 12.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S SECURITY INTEREST IN THE COLLATERAL OR REMEDIES HEREUNDER IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Section 12.8 CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO BRING PROCEEDINGS AGAINST ANY COLUMBUS PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY COLUMBUS PARTY AGAINST THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH COLUMBUS PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

Credit and Security Agreement 1751219676 23728593 61 Section 12.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY COLUMBUS PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. Section 12.10 Integration; Binding Effect; Survival of Terms. (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof superseding all prior oral or written understandings. (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Borrower or Master Servicer pursuant to Article III, (ii) the indemnification and payment provisions of Article VIII, (iii) Sections 12.5 through and including 12.9 and (iv) Sections 9.7 and 12.13, shall be continuing and shall survive any termination of this Agreement. Section 12.11 Counterparts; Electronic Signatures; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Agreement by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or

Credit and Security Agreement 1751219676 23728593 62 execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Columbus Parties, electronic images of this Agreement or any other Transaction Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Transaction Documents based solely on the lack of paper original copies of any Transaction Documents, including with respect to any signature pages thereto. Section 12.12 Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof. Section 12.13 Bankruptcy Petition. Master Servicer hereby covenants and agrees that, prior to the date that is one (1) year and one (1) day after the date after the Final Payout Date, it will not institute against, or join any other Person in instituting against, Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the Laws of the United States or any state of the United States. Section 12.14 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Columbus Party, which information includes the name and address of each Columbus Party and other information that will allow such Lender to identify each Columbus Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. Section 12.15 Erroneous Payments. (a) Each Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Secured Party (or the Lender Affiliate of a Secured

Credit and Security Agreement 1751219676 23728593 63 Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.15(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with

Credit and Security Agreement 1751219676 23728593 64 respect to which such Erroneous Payment was made to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.15 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Borrower Obligations owed by the Borrower or any other Columbus Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Columbus Party for the purpose of making a payment on the Borrower Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Borrower Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 12.15 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Borrower Obligations (or any portion thereof) under any Transaction Document. (g) Nothing in this Section 12.15 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. [Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof. COLUMBUS MCKINNON FINCO, LLC, AS BORROWER By: Name: Title: COLUMBUS MCKINNON CORPORATION, AS THE MASTER SERVICER By: Name: Title: S-3 Credit and Security Agreement 1751219676 23728593

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT AND A LENDER By: Name: Title: S-4 Credit and Security Agreement 1751219676 23728593

EXHIBIT I DEFINITIONS Capitalized terms used and not otherwise defined in this Agreement, are used with the meanings attributed thereto in the Sale Agreement. Except as otherwise specified in this Agreement, all references in this Agreement (i) to any Person (other than Borrower) shall be deemed to include such Person’s successors and assigns, and (ii) to any law, agreement, statute or contract specifically defined or referred to in this Agreement shall be deemed references to such law, agreement, statute or contract as the same may be supplemented, amended, waived, consolidated, replaced or modified from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof. The words “herein,” “hereof” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any provision of this Agreement, and references to “Article,” “Section,” “paragraph,” “Exhibit,” “Schedule” and “Appendix” are references to this Agreement unless otherwise specified. Whenever the context so requires, words importing any gender include the other gender. Any of the defined terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference; the singular includes the plural and the plural includes the singular. The word “or” shall not be exclusive. All accounting terms not otherwise defined in this Agreement shall have the meanings assigned them in conformity with GAAP. All terms used in Article 9 of the UCC and not specifically defined in this Agreement shall be defined herein and in the Transaction Documents as such terms are defined in Article 9 of the UCC as in effect in the State of New York. Each reference to this Agreement, any other Transaction Document, or any other agreement shall be a reference to such agreement together with all exhibits, schedules, attachments and appendices thereto, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof. References to “writing” include facsimile, printing, typing, lithography and other means of reproducing words in a tangible visible form including computer-generated information accessible in tangible visible form. References to “written” include faxed, printed, typed, lithographed and other means of reproducing words or symbols in a tangible visible form consistent with the preceding sentence. The words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. Unless otherwise expressly provided herein, any period of time ending on a day which is not a Business Day shall end on the next succeeding Business Day. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” For purposes of this Agreement, any Amortization Event, Master Servicer Termination Event or Termination Event shall be deemed to be continuing until it is waived in accordance with Section 12.1. I-1 Credit and Security Agreement 1751219676 23728593

In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Adjusted Daily One Month Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Daily One Month Term SOFR for such day plus (b) the Term SOFR Adjustment; provided that if Adjusted Daily One Month Term SOFR as so determined shall ever be less than the Floor, then Adjusted Daily One Month Term SOFR shall be deemed to be the Floor. “Adjusted Dilution Ratio” means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended. “Administrative Agent” has the meaning set forth in the preamble to this Agreement. “Administrative Agent’s Account” means Wells’ account no. 4124923723, at Wells Fargo Bank, National Association, 420 Montgomery Street, San Francisco, CA, ABA No. 121-000-248, Reference: Columbus McKinnon FinCo, LLC or any other account or accounts as the Administrative Agent may indicate in writing to Borrower and the Master Servicer from time to time. “Advance” means an Incremental Advance or a Release. “Adverse Claim” means any claim of ownership or any Lien; it being understood that any Permitted Lien shall not constitute an Adverse Claim. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Commitment” means, on any date of determination, the aggregate of all Lenders’ Commitments. “Aggregate Principal” means, on any date of determination, the aggregate amount of Principal of all Incremental Advances outstanding on such date. “Aggregate Reduction” has the meaning specified in Section 1.3(b). “Aggregate Unpaids” means, at any time, the sum of the Aggregate Principal and all Required Amounts. “Agreement” means this Credit and Security Agreement, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the highest as of such day of (i) the Prime Rate, (ii) one-half of one percent (0.50%) above the Federal Funds Rate or (iii) one percent (1.00%) above Adjusted Daily One Month Term SOFR; each change in the Alternate Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Daily One Month Term SOFR, as applicable (provided that clause (iii) I-2 Credit and Security Agreement 1751219676 23728593

shall not be applicable during any period in which Adjusted Daily One Month Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Alternate Base Rate be less than 0.00%. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change. “Amortization Date” means the earliest to occur of (a) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 7.1(o), (b) the Business Day specified in a written notice from the Administrative Agent at the direction of each Lender following the occurrence and during continuation of any other Amortization Event, and (c) the date which is five (5) Business Days after the Administrative Agent’s receipt of written notice from Borrower that it wishes to terminate the facility evidenced by this Agreement. “Amortization Event” has the meaning specified in Section 7.1. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Margin” has the meaning set forth in the Fee Letter. “Approved Foreign Jurisdiction” means Canada and the United Kingdom. “Assignment Agreement” has the meaning set forth in Section 10.1(d). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Borrower” has the meaning set forth in the preamble to this Agreement. “Borrower Lock-Box” means each locked postal box with respect to which a bank who has executed a Collection Account Control Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV-A. “Borrower Obligations” means all present and future indebtedness, reimbursement obligations, and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to Administrative Agent, any Lender and/or any Indemnified Party, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby, and shall I-3 Credit and Security Agreement 1751219676 23728593 include, without limitation, the Aggregate Principal outstanding hereunder, all Interest, fees and all other amounts due or to become due under the Transaction Documents (whether in respect of fees, costs, expenses, indemnifications or otherwise), including interest, fees and other obligations that accrue after the commencement of any Event of Bankruptcy with respect to the Borrower (in each case whether or not allowed as a claim in such proceeding). “Borrowing Availability” means, on any Business Day, after giving prospective effect to a contemplated Advance, that the Aggregate Principal outstanding hereunder will be less than the lesser of (a) the Facility Limit and (b) the Borrowing Base as of such day. “Borrowing Base” means, on any date of determination, the difference between the Net Pool Balance and the Required Reserve. “Borrowing Date” means the Business Day on which any Incremental Advance or Release occurs. “Borrowing Notice” has the meaning set forth in Section 1.2(a). “Business Day” means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in New York, New York or in any location where a Collection Account is maintained; provided that, when used in relation to an Advance accruing interest at Daily One Month Term SOFR or in the calculation or computation of Daily One Month Term SOFR, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day. “Calculation Period” means a calendar month. “Capital Stock” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued or acquired after the Closing Date, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a trust, interests in other unincorporated organizations, warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests) or any other equivalent of such ownership interest. “Change of Control” means the occurrence of any of the following: (i) Columbus shall cease to own, directly, one hundred percent (100%) of the issued and outstanding Capital Stock and all other equity interests of the Borrower free and clear of any Adverse Claim other than any Adverse Claim in favor of the Credit Agreement Agent but only so long as the Credit Agreement Agent is not foreclosing on such Capital Stock or other equity interests or otherwise amending or challenging the enforceability of any Organizational Document of the Borrower or any provision thereof; (ii) Performance Guarantor shall cease to own, directly or indirectly, one hundred percent (100%) of the issued and outstanding Capital Stock and all other equity interests of any Originator; or I-4 Credit and Security Agreement 1751219676 23728593

(iii) a “Change of Control” (or similar event) shall occur under the Credit Agreement (as in effect on the Closing Date) and without giving effect to any amendment, restatement, waiver, supplement or termination thereof (unless otherwise agreed to in writing by the Administrative Agent in its sole discretion). “Charged-Off Receivable” means a Receivable: (a) as to which the Master Servicer has received notice or a Responsible Officer is otherwise aware that the Obligor thereof has taken any action, or suffered any event to occur, of the type described in the definition of “Event of Bankruptcy” (as if references to Columbus Party therein refer to such Obligor); (b) which, consistent with the Credit and Collection Policy, would be written off the Master Servicer’s books as uncollectible; or (c) which has been identified by the Master Servicer as uncollectible. “Closing Date” means June 20, 2023. “COD/CIA Receivable” means any Receivable with respect to which the Outstanding Balance thereof is due upon receipt of the related invoice or the related goods or service or otherwise has payment terms of 0 days. “COD/CIA Receivable Proxy” means, as of any date of determination, an amount equal to the product of (i) the COD/CIA Proxy Percentage at such time, times (ii) the aggregate Outstanding Balance of all Receivables at such time in the Receivables Pool. “COD/CIA Proxy Percentage” means, initially, 0.53%; provided, however, that such percentage may be adjusted by the Administrative Agent in its sole discretion upon not less than ten (10) Business Days’ notice to the Borrower following receipt by the Administrative Agent of any Review, to reflect the percentage that the Administrative Agent reasonably believes results in the COD/CIA Receivable Proxy approximating the aggregate Outstanding Balance of all COD/CIA Receivables included in the Receivables Pool. “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time. “Collateral” has the meaning specified in Section 11.1. “Collection Account” means each account listed on Exhibit IV-A hereto (in each case, in the name of the Borrower) and maintained at a bank or other financial institution that at all times on and after the Post-Closing Date is acting as a Collection Account Bank pursuant to a Collection Account Control Agreement for the purpose of receiving Collections. “Collection Account Bank” means, at any time, any bank at which a Collection Account or Borrower Lock-Box is maintained. “Collection Account Control Agreement” means an agreement, in form reasonably acceptable to the Administrative Agent, in which a Collection Account Bank agrees to take instructions from the Administrative Agent, either directly or as assignee of Borrower, with respect to the disposition of funds in a Collection Account without further consent of any applicable Columbus Party; provided, however, that any such agreement shall allow a Columbus Party to give instructions with respect to such Collection Account prior to delivery of a Notice of Exclusive Control. I-5 Credit and Security Agreement 1751219676 23728593

I-6 Credit and Security Agreement 1751219676 23728593 22.00% A-2 / BBB or higher (but below A-1 / A) A-1+ / AA- or higher P-2 / Baa1 or higher (but below P-1 / A2) S&P Short-Term Rating/ Long-Term Rating 18.0015.00% P-1 / Aa3 or higher A-3 / BBB- (but below A-2 / BBB) 25.00% P-3 / Baa3 or higher (but below P-2 / Baa1) Moody’s Short-Term Rating/ Long-Term Rating 9.007.50% “Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable. “Columbus” has the meaning set forth in the preamble to this Agreement. “Columbus Parties” means (a) Borrower, (b) Master Servicer, (c) each Sub-Servicer that is an Affiliate of Columbus, (d) each Originator and (e) the Performance Guarantor. “Commitment” means, for each Lender, the commitment of such Lender to make Loans to Borrower from time to time, in an amount not to exceed (a) in the aggregate, the amount set forth opposite such Lender’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof and (b) with respect to any individual Loan hereunder, such Lender’s Percentage of the aggregate Principal of the requested Incremental Advance. “Concentration Percentage” means, at any time, with respect any single Obligor and its Affiliates (if any), the applicable concentration percentage appearing opposite such Obligor’s applicable rating on the table below: Below A-3 / BBB- or Not Rated by S&P A-1 / A or higher (but below A-1+ / AA-) Below P-3 / Baa3 or Not Rated by Moody’s Concentration Percentage 4.5(i) 15.00% in the aggregate for the Top Four Non-Rated Obligors and their Affiliates considered collectively and (ii) otherwise, 3.75% A2 or higher (but below Aa3) ; provided, however, that: (i) if such Obligor has a short-term unsecured debt rating (A) from both Moody’s and S&P, such Obligor’s “Concentration Percentage” shall be determined based on the lower of such short-term unsecured debt ratings or (B) from only one of Moody’s or S&P, such Obligor’s “Concentration Percentage” shall be determined based upon the short-term unsecured debt rating that is maintained; (ii) if such Obligor (A) does not have a short-term unsecured debt rating from either Moody’s or S&P and (B) has a long-term unsecured debt rating (I) from both Moody’s and S&P, such Obligor’s “Concentration Percentage” shall be determined based on the lower of such long-term unsecured debt ratings or (II) from only one of Moody’s or S&P, such Obligor’s “Concentration Percentage” shall be determined based upon the long-term unsecured debt rating that is maintained;

(iii) if such Obligor is a Non-Rated Obligor, such Obligor’s “Concentration Percentage” shall be the one set forth in the last line of the table above; and (iv) upon the Borrower’s request from time to time, the Lenders, in their sole discretion, may agree to a higher “Concentration Percentage” for a particular Obligor and its Affiliates (each such higher percentage, a “Special Concentration Limit”), it being understood that any Special Concentration Limit may be cancelled by any Lender in its sole discretion upon not less than ten (10) days’ written notice to the Borrower and the Administrative Agent. “Conforming Changes” means, with respect to either the use or administration of Daily One Month Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Calculation Period” or any similar or analogous definition (or the addition of a concept of “Calculation Period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 1.7 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contract” means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable. “Contractual Dilution” means any dilution or similar adjustments arising out of chargebacks, terms discounts, indirect rebates, direct rebates (net of any direct rebate recovery), promotional programs or similar arrangements which are customary for the Originators and specified in the related Contract or applicable marketing program related to the applicable Receivable and Obligor thereof. “Contractual Dilution Accrual” means, at any time of determination, the aggregate amount of Contractual Dilution that is expected by the Master Servicer to be made or otherwise incurred with respect to the then outstanding Pool Receivables as such expected dilution and similar adjustments are reflected on the books and records of the Originators and Borrower and reserved for by the Originators and Borrower, as determined by the Master Servicer in consultation with the external accountants of the Originators and Borrower and in accordance with the customary procedures established by the Originators, Borrower and such accountants. I-7 Credit and Security Agreement 1751219676 23728593

“Contractual Maturity Date” means June 19August 11, 20262028. “Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of May 14, 2021, among Columbus, as a borrower, the other borrowers from time to time party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Credit Agreement Agent”), and the other parties from time to time party thereto, as the same may be amended, restated or otherwise modified from time to time. In the event that the “Credit Agreement” is terminated, references herein to “Credit Agreement” shall mean the “Credit Agreement” as in effect immediately prior to the termination thereof. “Credit Agreement Agent” has the meaning set forth in the definition of “Credit Agreement”. “Credit and Collection Policy” means the Originators’ credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VII hereto, as modified from time to time in accordance with this Agreement. “Cut-Off Date” means, on any date of determination, the last day of the Calculation Period then most recently ended. “Daily One Month Term SOFR” means, for any day, the Term SOFR Reference Rate for a tenor of one-month on such day, or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day (such day, the “Daily One Month Term SOFR Determination Day”), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Daily One Month Term SOFR Determination Day the Term SOFR Reference Rate for one month has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Daily One Month Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Daily One Month Term SOFR Determination Day; provided, further, that if Daily One Month Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Daily One Month Term SOFR shall be deemed to be the Floor. “Days Sales Outstanding” means, as of any day, an amount equal to the product of (a) 91, multiplied by (b) the amount obtained by dividing (i) the aggregate Outstanding Balance of all Pool Receivables as of the most recent Cut-Off Date, by (ii) the aggregate sales generated by the Originators during the three (3) Calculation Periods including and immediately preceding such Cut-Off Date. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. I-8 Credit and Security Agreement 1751219676 23728593

“Deemed Collections” means the aggregate of all amounts Borrower shall have been deemed to have received as a Collection of a Receivable. Borrower shall be deemed to have received a Collection of a Receivable if any Dilution occurs with respect to such Receivable. The amount of the Collection which Borrower shall be deemed to have received shall equal, in the case of clauses (a)-(e) of the definition of “Dilution,” the amount by which the Outstanding Balance of such Receivable was reduced as a result thereof and, in the case of clause (f) of the definition of “Dilution,” the Outstanding Balance of such Receivable. “Default Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the last four (4) months ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date. “Default Rate” means a per annum rate of interest equal to the sum of the Alternate Base Rate plus the Applicable Margin plus 2.00%. “Default Ratio” means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (a) the total amount of Pool Receivables which became Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (b) the aggregate sales generated by the Originators during the Calculation Period occurring four (4) months prior to the Calculation Period ending on such Cut-Off Date. “Defaulted Receivable” means a Receivable: (a) as to which the Obligor thereof has suffered an Event of Bankruptcy; (b) which, consistent with the Credit and Collection Policy, should be written off as uncollectible; or (c) as to which any payment, or part thereof, remains unpaid for 151 days or more from the original due date for such payment. “Defaulting Lender” means, subject to Section 1.8(b), any Lender that (a) has failed to fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Potential Amortization Event or Amortization Event, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent and Borrower in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable Potential Amortization Event or Amortization Event, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or Borrower, to confirm in writing to the Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent I-9 Credit and Security Agreement 1751219676 23728593

to or acquiescence in any such proceeding or appointment or become insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 1.8(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to Borrower and each other Lender promptly following such determination. Failure of the Administrative Agent to conclude that a Lender is a Defaulting Lender shall not limit the rights and remedies of Borrower in regards to any Lender that constitutes a Defaulting Lender. “Delinquency Ratio” means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables at such time, by (b) the aggregate Outstanding Balance of all Pool Receivables at such time. “Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment. “Designated Funding Office” has the meaning set forth in Section 1.9. “Dilution” means the amount of any reduction or cancellation of any portion of the Outstanding Balance of a Receivable due to (a) any defective or rejected goods or services, any cash discount or any other adjustment by any Originator or any Affiliate thereof (other than as a result of any Collections), or as a result of any governmental or regulatory action, (b) any setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), (c) any warranty claim, rebate or refund, (d) any misstatement of the amount thereof, (e) any extension, amendment or other modification to the payment terms of any Receivable or any Contract related to such Receivable in any material respect other than in accordance with the Credit and Collection Policy or (f) any misrepresentation with respect to such Receivable under any of Section 3.1(m), Section 3.1(n), Section 3.1(o), Section 3.1(p), Section 3.1(r), Section 3.1(t) or Section 3.1(u). “Dilution Horizon Ratio” means, as of any Cut-Off Date, a ratio (expressed as a decimal), computed by dividing (a) the sum of (x) the aggregate sales generated by the Originators during the month ending on such Cut-Off Date, plus (y) one-half of the aggregate sales generated by the Originators during the month ending one month prior to such Cut-Off Date, by (b) the Net Pool Balance as of such Cut-Off Date. “Dilution Ratio” means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (a) the total amount of decreases in Outstanding Balances due to Non-Contractual Dilution during the month ending on such Cut-Off Date, by (b) the aggregate sales I-10 Credit and Security Agreement 1751219676 23728593 generated by the Originators during the Calculation Period ending two (2) months prior to such Cut-Off Date. “Dilution Reserve” means, for any month, the product (expressed as a percentage) of: (a) the sum of (i) 2.00 times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, plus (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, times (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date. “Dilution Volatility Component” means, at any time, the product (expressed as a percentage) of (i) the difference between (a) the highest three-month rolling average Dilution Ratio over the 12-month period then most recently ended and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in (i)(a) of this definition and the denominator of which is equal to the amount calculated in (i)(b) of this definition. “Dominion Date” means the date on which the Administrative Agent delivers to any Collection Account Bank(s) a Notice of Exclusive Control pursuant to Section 6.4. “Dominion Period” means the period beginning on the Dominion Date and ending on the earlier of (x) the date thereafter when all Borrower Obligations have been paid in full and all Commitments have been terminated and (y) the date thereafter that the related Notice of Exclusive Control has been withdrawn by the Administrative Agent. “Dominion Trigger Event” means the occurrence of either of the following events: (i) an Amortization Event or (ii) a Level II Ratings Event. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any bank or other financial institution having a combined capital and surplus of at least $250,000,000. “Eligible Receivable” means, at any time of determination, a Receivable: (a) the Obligor of which (i) is not a Sanctioned Person, (ii) is not an Affiliate of any Columbus Party, (iii) is domiciled in the United States of America or an Approved Foreign Jurisdiction, (iv) is not the Administrative Agent, a Lender or any of their respective Affiliates, (v) is not a supplier to any Originator or any Affiliate of any Originator and (vi) is a commercial Obligor and not a natural Person acting in its individual capacity; (b) which is not (i) a Delinquent Receivable, (ii) a Defaulted Receivable or (iii) owing from an Obligor as to which more than 50% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Delinquent Receivables; (c) which is due within 120 days of the original invoice date therefor and otherwise does not constitute a COD/CIA Receivable; I-11 Credit and Security Agreement 1751219676 23728593

(d) which (i) is an “account” or a “payment intangible” as defined in Section 9-102 of the UCC of all applicable jurisdictions and (ii) does not constitute, or arise from the sale of, as-extracted collateral (as defined in the UCC of any applicable jurisdiction); (e) which is denominated and payable only in U.S. Dollars to (i) a Borrower Lock-Box or Collection Account located in the United States that at all times on and after the Post-Closing Date is subject to an enforceable Collection Account Control Agreement or (ii) if such date of determination is prior to the Post-Closing Date and no Level II Ratings Event has occurred and is continuing, an Originator Lock-Box or Originator Account located in the United States; (f) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (g) which arises under a Contract that (i) is governed by the law of the United States or any State thereof, (ii) contains an obligation to pay a specified sum of money, contingent only upon (with respect to Receivables other than Unperformed Receivables) the sale of goods and/or the provision of services by the applicable Originator, (iii) [reserved], (iv) remains in full force and effect, (v) does not prohibit the transfer, sale or assignment of the related Receivable or any proceeds thereof and (vi) does not require the Obligor thereunder to consent to any transfer, sale or assignment of the related Receivable or any proceeds thereof; (h) which, together with the Contract related thereto, does not contravene in any material respect any Law, rule or regulation applicable thereto (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z, Regulation D and Regulation B of the Federal Reserve Board, and applicable judgments, decrees, injunctions, writs, orders, or line of action of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation; (i) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy; (j) the Obligor of which does not have any defenses arising out of the failure to effect the sale of such Receivable to the Borrower under the local laws applicable to such Obligor or the related Contract; (k) which was generated in the ordinary course of the applicable Originator’s business and for which the invoice therefor has been delivered to the related Obligor; (l) which arises solely from the arm’s-length sale of goods or the provision of services to the related Obligor by the applicable Originator, and not by any other Person that is not an Originator (in whole or in part); I-12 Credit and Security Agreement 1751219676 23728593

(m) which is not subject to (i) any right of rescission or set-off, or (ii) any currently asserted counterclaim or other defense (including defenses arising out of violation of usury laws) or any other Lien of the applicable Obligor against the applicable Originator (i.e., the Obligor with the right, claim or defense has such right claim or defense directly against the Originator rather than against an Affiliate of such Originator), and the Obligor thereon holds no right as against the applicable Originator to cause such Originator to repurchase the goods or merchandise the sale of which gave rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); provided, however, that if such rescission, set-off, counterclaim, defense or repurchase right affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected (i.e., the amount of the outstanding claim or the amount the Obligor is entitled to set-off against the applicable Originator based on the amount which such Originator owes the applicable Obligor would be netted against the applicable Receivable, but the excess of the Receivable over such outstanding claim or set-off would be included as an Eligible Receivable); (n) either (i) is an Eligible Unperformed Receivable or (ii) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it and the related goods or merchandise shall have been delivered and/or services performed, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor; (o) either (i) is an Eligible Unperformed Receivable or (ii) for which the related Originator has recognized all of the related revenue on its financial books and records in accordance with GAAP (or the accepted accounting principles in the relevant jurisdiction of such Originator); (p) as to which all right, title and interest to and in which has been validly transferred by the applicable Originator to Borrower pursuant to the Sale Agreement, and Borrower has good and marketable title thereto free and clear of any Lien (other than Permitted Liens), and the payments thereon are free and clear of any withholding Tax; (q) for which no Columbus Party has established any offset or netting arrangements with the related Obligor in connection with the ordinary course of payment of such Receivable; (r) either (i) is an Eligible Unperformed Receivable or (ii) which are not payable in installments; (s) for which (i) if such Receivable is not an Unperformed Receivable, neither the related Originator nor any Affiliate thereof is holding any deposits received by or on behalf of the Obligor thereof or (ii) if such Receivable is an Unperformed Receivable, neither the related Originator nor any Affiliate thereof is holding any deposits received by or on behalf of the Obligor thereof other than deposits received as payments on invoices submitted to such Obligor in connection with progress billings for the related goods or services; (t) for which the related invoice with respect to such Receivable does not include any Excluded Receivable or any portion of an Excluded Receivable; I-13 Credit and Security Agreement 1751219676 23728593

(u) the sale or contribution of which does not trigger any stamp duty or similar transfer taxes; (v) which does not relate to the sale of any consigned goods or finished goods which have incorporated any consigned goods into such finished goods; (w) as to which the Administrative Agent has not notified the Borrower that the Administrative Agent has determined, in its reasonable discretion based on the findings from any audit or field exam of the Receivables, that such Receivable (or class of Receivables) or Obligor of such Receivable represents an unacceptable risk for funding hereunder either (i) because of credit risk with respect thereto or (ii) because the existence thereof or the accuracy of the reporting of the balance thereof is unable to be confirmed; (x) which arises in connection with the sale of material handling, lifting, and positioning products and services; (y) which has not been extended, amended, rescinded or cancelled, except in accordance with the Credit and Collection Policy, and not as a result of the applicable Obligor’s inability to pay; (z) which if an Unperformed Receivable, is an Eligible Unperformed Receivable; and (aa) as to which each of the representations and warranties with respect to such Receivable set forth in this Agreement and the Sale Agreement are true and correct in all material respects. “Eligible Unperformed Receivable” means, at any time of determination, any Unperformed Receivable if (a) the related Originator will be able to recognize the related revenue on its financial books and records under GAAP within one hundred eighty (180) days of such date, (b) such Receivable is scheduled to cease being an Unperformed Receivable within one hundred eighty (180) days of such date, (c) the related Contract has not been cancelled (and no notice of cancellation has been delivered to any Columbus Party), (d) the related Obligor is obligated under the related Contract to pay based on receipt of an invoice and regardless of the timing of performance by the related Originator of the obligations relating to such Unperformed Receivable, (e) the related Originator reasonably believes that it will be able to perform all of its obligations with respect to such Unperformed Receivable under and in accordance with the related Contract, (f) the related Originator is not in breach in any material respects of any terms or provisions of the related Contract, (g) as to which the Administrative Agent has not notified the Borrower at least 10 days in advance that the Administrative Agent has determined, in its Permitted Discretion, that such Unperformed Receivable or group of Unperformed Receivables are ineligible for funding and (h) no Level I Ratings Event or Level II Ratings Event has occurred and is continuing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Columbus Party within the meaning of Section 414(b) or (c) of the Code or I-14 Credit and Security Agreement 1751219676 23728593

Section 4001(14) of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA) “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Columbus Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ER ISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation’ of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) complete or partial withdrawal by a Columbus Party or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination, under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA, or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Columbus Party or any ERISA Affiliate; or (i) a Foreign Plan Event. “Erroneous Payment” has the meaning assigned thereto in Section 12.15(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 12.15(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 12.15(d). “Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either: (a) (i) a case, application, petition or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, examinership, reorganization, debt arrangement, dissolution, administration, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, interim receiver, receiver and manager, monitor, custodian, liquidator, examiner, administrator (administrador concursal), assignee, sequestrator (or other similar official) for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any applicable Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, including any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt; or (ii) an order for relief in respect of such Person shall be entered in an involuntary case under federal bankruptcy laws or other similar applicable Laws, including any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt, now or hereafter in effect; or (b) such Person (i) shall commence a voluntary case, application, petition or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution, administration or other similar law, including any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, I-15 Credit and Security Agreement 1751219676 23728593

adjustment or arrangement of debt, now or hereafter in effect, (ii) shall consent to the appointment of or taking possession by a receiver, interim receiver, receiver and manager, monitor, liquidator, examiner, administrator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property or (iii) shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors (or any board or Person holding similar rights to control the activities of such Person) shall vote to implement any of the foregoing. “Excess Concentration” means, the sum, without duplication, at any time of determination, of: (a) the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) the aggregate Outstanding Balance of the Eligible Receivables of such Obligor in the Receivables Pool, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; plus (b) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligor of which is domiciled in an Approved Foreign Jurisdiction over (ii) the product of (x) 5.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; plus (c) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that constitute Extended Term Receivables over (ii) the product of (x) 5.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; plus (d) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables the Obligor of which is a Governmental Authority over (ii) the product of (x) 5.0%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool; plus (e) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that constitute Unperformed Receivables over (ii) the product of (x) 15.0% (or (A) if a Level I Ratings Event or a Level II Ratings Event has occurred, 0.0% or (B) such lesser percentage as the Administrative Agent has determined, in its Permitted Discretion, with not less than 10 days written notice to the Borrower), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables in the Receivables Pool. “Exchange Act” means the Securities Exchange Act of 1934, as amended or otherwise modified from time to time. “Excluded Receivables” means any Receivable, the Obligor of which is set forth on Schedule C hereto. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to any Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) I-16 Credit and Security Agreement 1751219676 23728593

that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by Borrower), or (ii) such Lender changes its funding office, except in each case to the extent amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before its changed its funding office, (c) Taxes attributable to any Recipient’s failure to comply with Section 8.5(f) or 8.5(h), and (d) any U.S. federal withholding Taxes imposed under FATCA. “Extended Term Receivables” means a Receivable which is due between 90 days and 120 days after the original invoice date thereof. “Facility Account” means Borrower’s account no. 37235547964506003 at Wells Fargo Bank, National Association, ABA # 121-000-248, Account Name: Wells Fargo Bank, N.A., Reference Columbus McKinnon FinCo, LLC, or such other account as may be designated by Borrower in writing from time to time. “Facility Limit” means, atas of any timedate of determination prior to the Facility Termination Date, the sum of the Commitments, as they may be amended from time to time in accordance with this Agreement. As of the Closing Date, the Facility Limit is $55,000,00060,000,000. “Facility Termination Date” means the earlierearliest of (i) the Contractual Maturity Date, and (ii) the Amortization Date. and (iii) the date that is thirty (30) calendar days prior to the earlier to occur of the “Maturity Date”, the “Initial Term Loan Maturity Date”, the “Incremental Term Maturity Date” and the “Revolving Termination Date” (or other similar or replacement term of any of the foregoing), in each case, under and as defined in the Credit Agreement. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with) any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing. “Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as amended, and any successor statute thereto. “Federal Funds Rate” means, for any day, (i) the rate per annum determined by the Federal Reserve Bank of New York based on federal funds transactions on such day (or, if such day is not a Business Day, for the immediately preceding Business Day) and published as the federal funds effective rate by the Federal Reserve Bank of New York on the Business Day next succeeding such day, or, (ii) if such rate is not so published for any day that is a Business Day, the rate otherwise established by the Administrative Agent in any reasonable manner as the rate per annum applicable to federal funds transactions (which in any event, with respect to clauses (i) and (ii) above, shall not be less than 0%). I-17 Credit and Security Agreement 1751219676 23728593

“Fee Letter” means that certain Amended and Restated Lenders’ Fee Letter, dated as of the Closing DateAugust 11, 2025, by and between Borrower and the Lenders, as the same may be further amended, restated, supplemented or otherwise modified from time to time. “Fees” means, collectively, any fees payable pursuant to the Fee Letter. “Final Payout Date” means the date on or after the Facility Termination Date when (i) the Aggregate Principal has been reduced to zero and all accrued Interest has been paid in full, (ii) all other Borrower Obligations have been paid in full, (iii) all other amounts owing to the Secured Parties hereunder and under the other Transaction Documents have been paid in full and (iv) the Commitments of all Lenders have terminated or expired. “Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract. “Financial Covenant Breach” means a breach that shall occur with respect to the financial covenant set forth Section 7.11 of the Credit Agreement. For purposes of this definition of “Financial Covenant Breach”: (a) unless otherwise defined in this Agreement, the terms used in this definition (including all defined terms used within such terms) shall have the respective meaning assigned to such terms in the Credit Agreement; and (b) any reference to the “Credit Agreement” is to such agreement as in effect on the Closing Date and without giving effect to any amendment, restatement, waiver, supplement or termination thereof (unless otherwise agreed to in writing by the Administrative Agent in its sole discretion). “Fiscal Quarter” means a fiscal quarter of Columbus. “Foreign Benefit Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable Law or in excess of the amount that would be permitted absent a waiver from any applicable Governmental Authority or (b) the failure to make the required contributions or payments, under any applicable Law, on or before the due date for such contributions or payment. “Foreign Government Scheme or Arrangement” has the meaning set forth in Section 3.2(r)(v). “Foreign Pension Plan” means any benefit plan that under applicable Law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Plan” has the meaning set forth in Section 3.2(r)(v). “Foreign Plan Event” means, with respect to any Foreign Plan or Foreign Government Scheme or Arrangement, (a) the failure to make, or if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan or Foreign Government Scheme or Arrangement; (b) the failure to register I-18 Credit and Security Agreement 1751219676 23728593

with, or loss of good standing with, any applicable regulatory authorities of any such Foreign Plan or Foreign Government Scheme or Arrangement required to be registered; or (c) the failure of any Foreign Plan or Foreign Government Scheme or Arrangement to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan or Foreign Government Scheme or Arrangement. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “GAAP” means generally accepted accounting principles as are in effect in the United States of America (as such principles may change from time to time), which shall include the official interpretations thereof by the Financial Accounting Standards Board, applied on a consistent basis. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guaranty” of any Person means any obligation of such Person guarantying or in effect guarantying any Indebtedness, liability or obligation of any other Person in any manner, whether directly or indirectly, including any such liability arising by virtue of partnership agreements, including any agreement to indemnify or hold harmless any other Person, any performance bond or other surety ship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business. “Illegality Notice” has the meaning set forth in Section 1.7(b). “Impacted Lender” means (a) a Defaulting Lender or (b) a Lender (i) as to which the Administrative Agent has a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities (unless such failure is the subject of a good faith dispute or unless such failure has been cured, in each case as evidenced, in form and substance satisfactory to the Administrative Agent, by the applicable Lender),or (ii) that has since the date of this Agreement been deemed insolvent by a Governmental Authority or become the subject of a bankruptcy, receivership, conservatorship or insolvency proceeding, or has a parent company that since the date of this Agreement been deemed insolvent by a Governmental Authority or become the subject of a bankruptcy, receivership, conservatorship or insolvency proceeding. “Incremental Advance” means an Advance that increases the Aggregate Principal hereunder. “Indebtedness” means, as to any Person at any time of determination, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) I-19 Credit and Security Agreement 1751219676 23728593

borrowed money, (ii) amounts raised under or liabilities in respect of any bonds, debentures, notes, note purchase, acceptance or credit facility, or other similar instruments or facilities, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) any other transaction (including production payments (excluding royalties), installment purchase agreements, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including accounts payable incurred in the ordinary course of such Person’s business payable on terms customary in the trade), (v) all net obligations of such Person in respect of interest rate on currency hedges or (vi) any Guaranty of any such Indebtedness. “Indemnified Amounts” has the meaning set forth in Section 8.1. “Indemnified Party” has the meaning set forth in Section 8.1. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Transaction Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Independent Manager” means a director of Borrower who shall be a natural person who (a) shall not have been at the time of such person’s appointment or at any time during the preceding five (5) years and shall not be as long as such person is a director of Borrower: (i) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Columbus Group”): the Performance Guarantor, the Master Servicer, any Originator, or any of their respective Affiliates (other than Borrower or another special purpose entity which is an Affiliate of the Performance Guarantor), (ii) a supplier to any of the Columbus Group or Borrower, (iii) the beneficial owner (at the time of such individual’s appointment as an Independent Manager or at any time thereafter while serving as an Independent Manager) of any of the outstanding membership or other equity interests of Borrower or any of the Columbus Group having general voting rights, (iv) a Person controlling or under common control with any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Columbus Group or Borrower, or (v) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Columbus Group or Borrower; (b) has not less than three (3) years of experience in serving as an independent director or independent manager for special purpose vehicles engaged in securitization and/or structured financing transactions; and (c) is employed by Global Securitization Services, LLC, Lord Securities Corporation, AMACAR Group LLC, CT Corporation, Corporation Service Company, Citadel SPV (USA) LLC or such other Person that provides independent director or independent manager services for special purpose vehicles engaged in securitization and/or structured financing transactions in the ordinary course of its business, and their respective successors. For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. “Intended Tax Characterization” has the meaning set forth in Section 12.4. I-20 Credit and Security Agreement 1751219676 23728593

“Interest” means for each day for each Lender, an amount equal to the product of the applicable Interest Rate multiplied by the Principal of such Lender, annualized on the basis set forth in Section 1.4. “Interest Rate” means (a) at all times prior to the occurrence and during the continuance of an Amortization Event, the sum of Adjusted Daily One Month Term SOFR (or, solely in the instances set forth in Section 1.7, the Alternate Base Rate) plus the Applicable Margin, and (b) at all times from and after the occurrence and during the continuance of an Amortization Event, the Default Rate. “Interest Reserve” means for any Calculation Period, the product (expressed as a percentage) of (i) 1.5 times (ii) the Alternate Base Rate as of the immediately preceding Cut-Off Date times (iii) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360. “Investment Company Act” means the Investment Company Act of 1940, as amended or otherwise modified from time to time. “IRS” means the United States Internal Revenue Service. “Law” means any international, foreign, Federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and any applicable administrative order, directed duty, request, license, authorization or permit of, or agreement with, any Governmental Authority, in each case whether or not having the force of law. “LCR Security” means any commercial paper or security (other than equity securities issued to Performance Guarantor or any Originator that is a consolidated subsidiary of Performance Guarantor under generally accepted accounting principles) within the meaning of Paragraph __.32(e)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197. 61440 et seq. (October 10, 2014). “Lender” has the meaning set forth in the preamble to this Agreement and shall include such Person’s respective successors and permitted assigns. “Level I Ratings Event” means, at any time of determination, one or more of the following events have occurred and are continuing: (A) Columbus’ Long Term Corporate Rating by S&P is below B or Columbus does not have a Long Term Corporate Family Rating by S&P or (B) Columbus’ Long Term Corporate Family Rating by Moody’s is below B1 or Columbus does not have a Long Term Corporate Family Rating by Moody’s. “Level II Ratings Event” means, at any time of determination, one or more of the following events have occurred and are continuing: (A) Columbus’ Long Term Corporate Rating by S&P is below B- or Columbus does not have a Long Term Corporate Family Rating by S&P or (B) Columbus’ Long Term Corporate Family Rating by Moody’s is below B2 or Columbus does not have a Long Term Corporate Family Rating by Moody’s. I-21 Credit and Security Agreement 1751219676 23728593

“Lien” means any mortgage, deed of trust, pledge (including possessory or non-possessory pledge), security interest, hypothecation, charge, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement, preferential arrangement or similar agreement or arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing). “Liquidation Period” means the period beginning on the Facility Termination Date and ending on the date thereafter when all Borrower Obligations have been paid in full and all Commitments have been terminated. “Loan” means each Lender’s portion of an Incremental Advance made pursuant to this Agreement. “Loan Parties” means the Borrower and the Master Servicer. “Lock-Box” means each Originator Lock-Box and each Borrower Lock-Box “Loss Reserve” means, for any Calculation Period, the product (expressed as a percentage) of (a) 2.00 times (b) the highest three-Calculation Period rolling average Default Ratio during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date. “Master Servicer” has the meaning set forth in Section 6.1(a). “Master Servicer Indemnified Amounts” has the meaning set forth in Section 8.2(a). “Master Servicer Termination Event” has the meaning set forth in Section 6.1(a). “Material Adverse Effect” means, a material adverse effect on (a) the business, assets, liabilities (actual or contingent), financial condition or results of operations of (i) Borrower or (ii) the Performance Guarantor, the Master Servicer and the Originators, taken as a whole; (b) the ability of (i) Borrower to perform any of its payment or other obligations under the Transaction Documents to which it is a party or (ii) the Performance Guarantor, the Master Servicer and each Originator considered as a whole to perform any of such Person’s payment or other obligations under the Transaction Documents to which it is a party; (c) the rights and remedies of the Lenders or the Administrative Agent under the Transaction Documents; (d) the Administrative Agent’s or any Lender’s interest in any substantial portion of the Collateral; or (e) the collectability of any substantial portion of the Pool Receivables. “Monthly Payment Date” means the date that is two (2) Business Days following the related Monthly Reporting Date. “Monthly Report” means a report in substantially the form of Exhibit VIII-A hereto (appropriately completed), furnished by the Master Servicer to the Administrative Agent and the Lenders pursuant to Section 6.6. I-22 Credit and Security Agreement 1751219676 23728593

“Monthly Reporting Date” means the 22nd day (or such other day agreed to by the Administrative Agent in its sole discretion) following each calendar month end (or, if any such day is not a Business Day, the next succeeding Business Day thereafter). “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Columbus Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including a Columbus Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Pool Balance” means, at any time, (a) the aggregate Outstanding Balance of all Eligible Receivables at such time in the Receivables Pool, minus (b) the Excess Concentration at such time, minus (c) the Contractual Dilution Accrual at such time. “Net Worth” means, as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (i) the aggregate Outstanding Balance of the Pool Receivables at such time, over (ii) the sum of (A) the Aggregate Principal outstanding at such time, plus (B) the aggregate accrued and outstanding Interest and fees at such time, plus (C) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination), plus (D) without duplication, the aggregate accrued and unpaid other Borrower Obligations at such time. “Non-Contractual Dilution” means all Dilution other than Contractual Dilution. “Non-Defaulting Lender” means each Lender other than any Defaulting Lender. “Non-Rated Obligor” means any Obligor rated below A-3 or P-3/ BBB- by S&P or P-3 / Baa3 by Moody’s, respectively, or which is not rated by either S&P or Moody’s. “Notice of Exclusive Control” means, with respect to a Collection Account Control Agreement, a notice given by the Administrative Agent to the related Collection Account Bank in substantially the form prescribed by or attached to such Collection Account Control Agreement pursuant to which the Administrative Agent exercises its exclusive right to direct the disposition of funds on deposit in the applicable Collection Account(s) in accordance with such Collection Account Control Agreement. “Obligor” means a Person obligated to make payments pursuant to a Contract. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Organizational Document” means, relative to any Person, its certificate, deed or articles of incorporation or formation, its notices of articles, its by-laws, its partnership agreement, its memorandum and articles of association, its limited liability company agreement and/or operating I-23 Credit and Security Agreement 1751219676 23728593

agreement, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Capital Stock. “Originators” means each Person that is a party to the Sale Agreement as an “Originator” thereunder. “Originator Account” means each account listed on Exhibit IV-B hereto (in each case, in the name of an Originator) and maintained at an Originator Account Bank. “Originator Account Bank” means, at any time, any bank at which an Originator Account is maintained. “Originator Account Ratio” means, with respect to any Calculation Period, a fraction (expressed as a percentage), (a) the numerator of which is the aggregate amount of all Collections in respect of Pool Receivables which were remitted to the Originator Accounts during such Calculation Period and (b) the denominator of which is the aggregate amount of all Collections in respect of Pool Receivables that were received during such Calculation Period. “Originator Lock-Box” each locked postal box related to an Originator Account. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a Security Interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Security Interest or Transaction Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment requested by Borrower). “Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof. “Overadvance” means, on any Business Day, that the Aggregate Principal outstanding hereunder exceeds the lesser of (a) the Facility Limit and (b) the Borrowing Base. “Participant” has the meaning set forth in Section 10.6(a). “Participant Register” has the meaning set forth in Section 10.6(a). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). I-24 Credit and Security Agreement 1751219676 23728593

“Payment Date” means a Monthly Payment Date and each Business Day during the Liquidation Period designated by the Administrative Agent as a “Payment Date”. “Payment Recipient” has the meaning assigned thereto in Section 12.15(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ER1SA. each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Columbus Party or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and Section 302 of ERISA. “Percentage” means, as to any Lender, the ratio (expressed as a percentage) of its Commitment to the Aggregate Commitment. “Performance Guarantor” means Columbus. “Performance Undertaking” means the Performance Undertaking, dated as of the Closing Date, by the Performance Guarantor in favor of the Administrative Agent. “Permitted Disbursements” means any check, payment order or other disbursement that is drawn on or payable against an Originator Account that satisfies each of the following: (i) it is issued prior to December 20, 2023, (ii) it is paid or disbursed prior to December 20, 2023 and (iii) it is made at the direction and for the account of an Originator. “Permitted Discretion” means a determination made by Administrative Agent in good faith and in the exercise of reasonable (from the perspective of an institutional investor in accounts) business judgment exercised in accordance with the Administrative Agent’s generally applicable policies for the purchase or financing of accounts. “Permitted Lien” means any Lien in favor of, or assigned to, the Administrative Agent (for the benefit of the Secured Parties) under the Transaction Documents. “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any ERISA Affiliate or any such Plan to which any Columbus Party or any ERISA Affiliate is required to contribute on behalf of any of its employees. I-25 Credit and Security Agreement 1751219676 23728593

“Pool Receivable” means a Receivable in the Receivables Pool. “Post-Closing Date” means December 20, 2023 (or such later date that is agreed to in writing by the Administrative Agent). “Potential Amortization Event” means an event which, with the passage of any applicable cure period or the giving of notice, or both, would constitute an Amortization Event. “Prime Rate” means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate (which in any event, shall not be less than 0%); each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Principal” of any Loan means, at any time, (A) the amount advanced by the applicable Lender on the applicable Borrowing Date minus (B) the sum of the aggregate amount of Collections and other payments received by such Lender which in each case are applied to reduce such Principal in accordance with the terms and conditions of this Agreement; provided that such Principal shall be restored in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason. “Proposed Reduction Date” has the meaning set forth in Section 1.3(b). “Proxy Categories” means each of the COD/CIA Receivable Proxy, the Rebates Proxy and the Trade Payables Proxy. “Proxy Category Termination Date” means, with respect to any Proxy Category, the date (if any) selected by the Administrative Agent in its sole discretion for which the related Proxy Category shall no longer be used. “Proxy Percentages” means each of the COD/CIA Proxy Percentage, the Rebates Proxy Percentage and the Trade Payables Proxy Percentage. “Rebates Contra” means any rebate amounts provided by an Originator to an Obligor of any Pool Receivables in the form of a credit memo or any other reduction or cancellation of any portion of the Outstanding Balance of a Receivable. “Rebates Proxy” means, as of any date of determination, an amount equal to the product of (i) the Rebates Proxy Percentage at such time, times (ii) the aggregate Outstanding Balance of all Receivables at such time in the Receivables Pool. “Rebates Proxy Percentage” means, initially, 1.44%; provided, however, that such percentage may be adjusted by the Administrative Agent in its sole discretion upon not less than ten (10) Business Days’ notice to the Borrower following receipt by the Administrative Agent of any Review, to reflect the percentage that the Administrative Agent reasonably believes results in the Rebates Proxy approximating the aggregate amount of the Rebates Contra. “Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Originator or the Borrower (as assignee of an Originator), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, I-26 Credit and Security Agreement 1751219676 23728593

in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes the obligation to pay any service charges, finance charges, interest, late payment charges, if any, fees and other charges with respect thereto; provided, however, that “Receivable” does not include any Excluded Receivable. Any such right to payment arising from any one transaction, including any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction. “Receivables Pool” means, at any time of determination, all of the then outstanding Receivables owned by the Borrower. “Recipient” means the Administrative Agent or any Lender. “Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor. “Reduction Notice” has the meaning set forth in Section 1.3(b). “Register” has the meaning set forth in Section 10.2. “Regulatory Change” has the meaning set forth in Section 8.3(a). “Related Entity” has the meaning set forth in Section 5.1(l). “Related Security” means, with respect to any Receivable: (i) all right, title and interest (if any) in the goods, the sale of which gave rise to such Receivable, and any and all insurance contracts with respect thereto, (ii) all other Security Interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable, (iii) all guaranties, letters of credit, insurance and other supporting obligations, agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, (iv) all service contracts and other contracts and agreements associated with such Receivable, (v) all Records related to such Receivable, (vi) all of the applicable Originator’s right, title and interest in each Lock-Box and each Collection Account, I-27 Credit and Security Agreement 1751219676 23728593

(vii) all of Borrower’s rights and remedies under the Performance Undertaking; (viii) all of Borrower’s rights, interests and claims under the Sale Agreement and the other Transaction Documents (including, without limitation, the benefit of all representations, warranties, indemnities and other covenants made under the Sale Agreement by any party thereto) related to such Receivable; and (ix) all proceeds of any of the foregoing. “Release” has the meaning set forth in Section 2.1(c). “Removal Closing Date” has the meaning set forth in Section 9.9(b). “Reportable Event” means, with respect to any Plan, any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Amounts” means, on any Payment Date, (i) all accrued and unpaid Servicing Fees that are then due and owing to the Master Servicer, (ii) all out-of-pocket expenses that are then due and owing to the Administrative Agent or the Lenders under Section 8.4 and not otherwise paid by Borrower, (iii) all accrued and unpaid Interest then due and owing on the Advances, including any previously accrued Interest that was not paid on the applicable prior Payment Date, (iv) all Fees accrued during the Calculation Period (or portion thereof) then most recently ended, plus any previously accrued Fees not paid on a prior Payment Date, (v) the amount necessary to eliminate any Overadvance and (vi) all other amounts then due and owing by the Borrower under this Agreement or any other Transaction Document. “Required Lenders” means Lenders representing more than 50.0% of the aggregate Commitments of all Lenders (or, if the Commitments have been terminated, Lenders representing more than 50.0% of the Aggregate Principal outstanding hereunder); provided, however, that in no event shall the Required Lenders include fewer than two (2) Lenders at any time when there are only two (2) Lenders. “Required Reserve” means, on any day during a month, the product of (a) the greater of (i) the sum of the Required Reserve Factor Floor, the Interest Reserve and the Servicing Reserve and (ii) the sum of the Loss Reserve, the Interest Reserve, the Dilution Reserve and the Servicing Reserve, times (b) the Net Pool Balance as of the Cut-Off Date immediately preceding such month. “Required Reserve Factor Floor” means, for any month, the sum (expressed as a percentage) of (i) 18.015.0%, plus (ii) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, plus (iii) the Interest Reserve, plus (iv) the Servicing Reserve, in each case, as of the immediately preceding Cut-Off Date. “Resignation Closing Date” has the meaning set forth in Section 9.9(a). “Responsible Officer” means, in respect of any Columbus Party, the chief executive officer, director, president, vice president, executive vice president, general counsel, chief operating officer, chief financial officer, treasurer, director of risk, secretary, assistant secretary, controller or I-28 Credit and Security Agreement 1751219676 23728593

assistant controller of a Columbus Party and any other officer or employee of such Columbus Party, as applicable, so designated by any of the foregoing officers or employees in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Columbus Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Columbus Party, as applicable, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Columbus Party, as applicable. “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any membership interest of any class of Borrower now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans, (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any membership interest of Borrower now or hereafter outstanding, and (v) any payment of management fees by Borrower. “Review” shall have the meaning specified in Section 5.1(k) of this Agreement. “Revolving Period” means the period from and after the Closing Date to but excluding the Facility Termination Date. “S&P” means Standard & Poor’s, a Standard & Poor’s Business Services LLC business. “Sale Agreement” means that certain Receivables Sale Agreement, dated as of the Closing Date, by and among the Originators, as sellers, Master Servicer, as master servicer, and Borrower, as buyer, as the same may be amended, restated or otherwise modified from time to time in accordance with the terms thereof. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria, Venezuela, Crimea and the so-called Luhansk People’s Republic and Donetsk People’s Republic regions of Ukraine). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not I-29 Credit and Security Agreement 1751219676 23728593

limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) any Columbus Party or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Advances will be used, or (c) from which repayment of the Borrower Obligations will be derived. “SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor. “Secured Parties” means each Lender, the Administrative Agent and each other Indemnified Party. “Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.). “Security Interest” has the meaning ascribed thereto in Article 9 of the UCC. “Servicing Fee” has the meaning set forth in Section 6.7. “Servicing Reserve” means, the product (expressed as a percentage) of (a) 1.0%, times (b) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 months and the denominator of which is 360. “Settlement Date” means either a Monthly Payment Date or a Business Day during the Liquidation Period designated by the Administrative Agent as a “Settlement Date.” “Settlement Report” means a Monthly Report or a Weekly Report, as the case may be. “Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. “Subordinated Loan” has the meaning set forth in the Sale Agreement. “Subordinated Note” has the meaning set forth in the Sale Agreement. “Sub-Servicer” has the meaning set forth in Section 6.1(b). “Subsidiary” or “Subsidiaries” of a Person shall mean (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time I-30 Credit and Security Agreement 1751219676 23728593 owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries, (iii) any limited liability company of which such Person is a manager or managing member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person’s Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries, and in any case, without limitation, “control” as defined under the laws of the relevant jurisdiction. “Tax” or “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Event” has the meaning set forth in the Sale Agreement. “Threshold Amount” means $20,000,000. “Top Four Non-Rated Obligors” means, as of any date of determination, the four largest Non-Rated Obligors by Outstanding Balance of Eligible Receivables at such time. “Trade Payables Contra” means amounts owing by an Originator to one of its suppliers that is also an Obligor of one or more Receivables included in the Receivables Pool. “Trade Payables Proxy” means, as of any date of determination, an amount equal to the product of (i) the Trade Payable Proxy Percentage at such time, times (ii) the aggregate Outstanding Balance of all Receivables at such time in the Receivables Pool. “Trade Payables Proxy Percentage” means, initially, 1.65%; provided, however, that such percentage may be adjusted by the Administrative Agent in its sole discretion upon not less than ten (10) Business Days’ notice to the Borrower following receipt by the Administrative Agent of any Review, to reflect the percentage that the Administrative Agent reasonably believes results in the Trade Receivables Proxy approximating the aggregate amount of the Trade Payables Contra. “Transaction Documents” means, collectively, this Agreement, each Borrowing Notice, the Sale Agreement, the Performance Undertaking, each Collection Account Control Agreement, the Fee Letter, each Subordinated Note issued pursuant to the Sale Agreement, each Settlement Report, and all other instruments, documents, certificates, reports and agreements required to be executed and delivered pursuant hereto. “UCC” means the Uniform Commercial Code as in effect in the State of New York or, as the context may require, any other applicable jurisdiction. “Unmatured Termination Event” has the meaning set forth in the Sale Agreement. “Unperformed Receivable” means, at any time of determination, any Receivable for which one or more obligations of the related Originator or any Affiliate thereof under the related I-31 Credit and Security Agreement 1751219676 23728593

Contract in connection with such Receivable have not been fully performed in accordance with such Contract. “Unused Fee” has the meaning set forth in the Fee Letter. “U.S. Dollars” and “$” each mean the lawful currency of the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 1.2(a) and 1.3(c), in each case, such day is also a Business Day. “Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder. “Weekly Report” means a report in substantially the form of Exhibit VIII-B hereto (appropriately completed), furnished by the Master Servicer to the Administrative Agent and the Lenders pursuant to Section 6.6(b). “Wells” has the meaning set forth in the preamble to this Agreement. I-32 Credit and Security Agreement 1751219676 23728593